SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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FINANCIAL MEDIA GROUP, INC.
(Name of Registrant As Specified in its Charter)

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FINANCIAL MEDIA GROUP, INC.
2355 MAIN STREET, SUITE 120
IRVINE, CALIFORNIA 92614

NOTICE OF ANNUAL MEETING
AND
PROXY STATEMENT

August 28, 2008
At 2:00 PM

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of Financial Media Group, Inc., which will be held on Thursday, August 28, 2008, at 2:00 PM Pacific Daylight Time at the Company’s office located at 2355 Main Street, Suite 120, Irvine, California 92614. Details of the business to be conducted at the Meeting are provided in the attached Notice of Annual Meeting and Proxy Statement.

Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. Therefore, I urge you to vote your shares as soon as possible. Accordingly, please read the enclosed material and mark, date, sign and return the enclosed proxy card at your earliest convenience. If you attend the Meeting, you may revoke your proxy by requesting the right to vote in person.

I look forward to meeting those of you who will be able to attend the Meeting, and I appreciate your continued support of our Company.

Sincerely,

Albert Aimers
Chief Executive Officer

Irvine, California
July 9, 2008

FINANCIAL MEDIA GROUP, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 28, 2008

To our Stockholders:

The Annual Meeting of Stockholders (the "Annual Meeting") of Financial Media Group, Inc. (the "Company") will be held on Thursday, August 28, 2008, at 2:00 PM Pacific Daylight Time, at the Company’s office located at 2355 Main Street, Suite 120, Irvine, CA 92614, to consider the following proposals:

1.
To elect five directors to the Company’s Board of Directors to serve for the ensuing year or until their successors are duly elected and qualified or until their earlier resignation or removal (Proposal No. 1); and

2.	To approve an increase in the number of authorized shares reserved under the Company’s 2007 Equity Incentive Plan (Proposal No. 2); and

3.	To approve the Company’s 2007 Non-Qualified Stock Option Plan (the “2007 Non-Qualified Option Plan”) (Proposal No. 3); and

4.	To approve the Company’s 2008 Non-Qualified Stock Option Plan (the “2008 Non-Qualified Option Plan”) (Proposal No. 4); and

5.	To ratify the selection of Kabani & Company, Inc. as the Company’s independent registered public accounting firm for the year ended August 31, 2008 (Proposal No. 5); and

6.	To consider and transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote "FOR" each of the proposals. The Company intends to mail the Annual Report, Proxy Statement and proxy enclosed with this notice on or about July 10, 2008, to all stockholders entitled to vote at the Annual Meeting. If you were a stockholder of record of the Company’s common stock on July 1, 2008, the record date for the Annual Meeting, you are entitled to vote at the meeting and any postponements or adjournments of the meeting. Stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. If you do attend the meeting and wish to vote your shares personally, you may revoke your proxy.

We thank you for your cooperation in returning your proxy card as promptly as possible.

By Order of the Board of Directors

Irvine, California	Albert Aimers
July 9, 2008	Chief Executive Officer

IMPORTANT

The return of your signed proxy card as promptly as possible will greatly facilitate arrangements for the Annual Meeting. Please SIGN, DATE, and RETURN the enclosed proxy card whether or not you plan to attend the Annual Meeting. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Financial Media Group, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders which will be held on Thursday, August 28, 2008, at 2:00 PM Pacific Daylight Time at the Company’s office located at 2355 Main Street, Suite 120, Irvine, California 92614, and at any postponements or adjournments thereof.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q:	What is the purpose of the Annual Meeting?
A:
At the Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including the election of directors, approval to increase the number of authorized shares reserved under the Company’s 2007 Equity Incentive Plan (the “Equity Plan”), approval of the Company’s 2007 Non-Qualified Stock Option Plan (the “2007 Non-Qualified Option Plan”), approval of the Company’s 2008 Non-Qualified Stock Option Plan (the “2008 Non-Qualified Option Plan”), and ratification of independent accountants. In addition, management will report on the performance of the Company for the year ended 2007 and respond to questions from stockholders.

Q:	Who is entitled to vote at the meeting?
A:
Stockholders of record at the close of business on July 1, 2008, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting. As of that record date, the Company had outstanding and entitled to vote 64,159,389 shares of common stock. The common stock is the only class of stock of the Company that is outstanding and entitled to vote at the Annual Meeting. If you were a stockholder of record of common stock on that record date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of the Company’s common stock will be entitled to one vote on each matter. Stockholders who own shares registered in different names or at different addresses will receive more than one proxy card. You must sign and return each of the proxy cards received to ensure that all of the shares owned by you are represented at the Annual Meeting.

Q:	Who can attend the meeting?
A:
Only stockholders as of the record date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 1:15 PM, and seating will begin at 1:30 PM. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Q:	Why is the Company soliciting proxies?
A:
Because many of the Company's stockholders are unable to personally attend the Annual Meeting, the Board of Directors of the Company (the "Board" or the "Board of Directors") solicits the enclosed proxy so that each stockholder is given an opportunity to vote. This proxy enables each stockholder to vote on all matters which are scheduled to come before the meeting. When the proxy is returned properly executed, the stockholder's shares will be voted according to the stockholder's directions. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card.

Q:	What constitutes a quorum?
A:
The presence at the meeting, in person or by proxy, of the holders of a majority of the number of shares of common stock issued and outstanding on the record date will constitute a quorum permitting the meeting to conduct its business. As noted above, as of the record date, 64,159,389 shares of the Company’s common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 32,079,695 votes will be required to establish a quorum. If you submit a properly executed proxy card, even if you abstain from voting or if you withhold your vote with respect to any proposal, you will be considered present for purposes of a quorum and for purposes of determining voting power present. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”), those shares will be considered present for purposes of a quorum but will not be considered present for purposes of determining voting power on that matter.

Q:	How do I vote?
A:
You may indicate your vote on the enclosed proxy card, sign and date the card, and return the card in the enclosed prepaid envelope. You may attend the meeting and vote in person. All shares entitled to vote and represented by a properly completed and executed proxy received before the meeting and not revoked will be voted at the meeting as you instruct in a proxy delivered before the meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board of Directors recommends on each of the enumerated proposals and with regard to any other matters that may be properly presented at the meeting and all matters incident to the conduct of the meeting. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Q:	Can I change my vote after I return my proxy card?
A:
A proxy may be revoked by giving the Secretary of the Company written notice of revocation at any time before the voting of the shares represented by the proxy. A stockholder who attends the meeting may revoke a proxy at the meeting. Attendance at the meeting will not, by itself, revoke a proxy.

Q:	What are the Board's recommendations?
A:
Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

· for election of the nominated slate of directors; and
· for approval to increase the number of authorized shares reserved under the Equity Plan; and
· for approval of the 2007 Non-Qualified Option Plan; and
· for approval of the 2008 Non-Qualified Option Plan; and
· for ratification of Kabani & Company, Inc. as independent accountants.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Q:	What vote is required to approve each item?
A:
The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by stockholders at the Annual Meeting. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum. Approving (i) the increase in the number of authorized shares reserved under the Company’s Equity Plan, (ii) the 2007 Non-Qualified Option Plan and (iii) the 2008 Non-Qualified Option Plan will require the affirmative vote of the holders of at least a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

Q:	Who will bear the cost of this proxy solicitation?
A:
The Company will bear the cost of this proxy solicitation, including expenses in connection with preparing and mailing this Proxy Statement. Copies of proxy materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of common stock held in their names. We will reimburse brokerage firms and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to the owners.

Q:	What interest does any director or executive officer of the Company have in any matter to be acted upon at the Annual Meeting?
A:	Our directors and executive officers are eligible to receive awards under the Equity Plan, the 2007 Non-Qualified Option Plan and the 2008 Non-Qualified Option Plan.

PROPOSAL 1
ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will elect five directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified. In the event the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

Assuming a quorum is present, the five nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

Listed below are the nominees for director, with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees' business experience during the past five years. Such information has been furnished to the Company by the director nominees:

Name	Age	Positions
Albert Aimers	45	Chairman of the Board and Chief Executive Officer
Javan Khazali	44	Chief Operating Officer and Director
Manu Ohri	52	Chief Financial Officer and Director
Tom Hemingway	51	Director
Nick Iyer	30	Director

ALBERT AIMERS was elected Chairman of the Board and Chief Executive Officer in January 2006. Mr. Aimers brings to the Company his business leadership, product development and creative talents from his experience in WallStreet Direct, Inc., a wholly-owned subsidiary of the Company. Mr. Aimers has been in the financial industry for over 15 years specializing in such areas as Merchant and Investment Banking, Mergers and Acquisitions, Investor Awareness and Investor Relations and Financial and Media Relations and Strategic Investor. Mr. Aimers was an early primary Merchant Banker Investor in Sonus Healthcare (AMEX), and a strategic investor for National Challenge Systems ($80 Million market cap). Mr. Aimers was a former board member of Envoy Communications (ECGI-NASDAQ). Mr. Aimers was a founder of now defunct streaming media company iLive Inc. (former trading symbol LIVE). Mr. Aimers is the founder of Wallst.net and WallStreet Direct Inc.

JAVAN KHAZALI became the Chief Operating Officer in January 2006 and had been the Chief Executive Officer and a director of the Company since November 2004. Mr. Khazali has over eighteen years of experience at the senior executive level in both private and public sectors with his main focus on services, telecommunications, and financial media industry segments. He has broad experience in the areas of corporate restructuring and reorganization, business development, operations, and management consulting. From 2001 to 2003, Mr. Khazali served in various management positions at Cypost Corporation ("Cypost") and finally became their Chief Executive Officer in 2002. In 2003, the directors of Cypost filed a Chapter 7 Bankruptcy and during their legal proceedings, Mr. Khazali assisted the company in financial distress negotiations, bankruptcy litigations and helped resolve disputes between Cypost and debt holders, lenders, bankers and equity holders. From 1985 to 2000, Mr. Khazali held numerous senior level management positions in the food service sector including as a managing partner of two successful restaurants located in Western Canada. He also served as the director of operations of a privately held restaurant chain located in various cities of the United States and Western Canada having over 300 employees.

MANU OHRI was appointed as a director of the Company on June 18, 2008 and has served as Executive Vice President, Finance and Chief Financial Officer of the Company since January 2007. From August 2001 to December 2006, Mr. Ohri served as Director and Executive Vice President of Finance and Chief Financial Officer of Elephant Talk Communications, Inc., a leading public company provider of telecommunications services to telecom carriers offering VOIP services, CRM, mobile value added and other telecom services in Europe, Asia and the Middle East. From December 1999 to September 2002, Mr. Ohri served as Director and Executive Vice President and Chief Financial Officer for The Hartcourt Companies, Inc., an investment holding company listed on OTC Bulletin Board.  From June 1999 to November 1999, Mr. Ohri served as the President and Chief Executive Officer of Pego Systems, Inc., an industrial air and gas equipment manufacturer’s representative organization, an affiliate of The Hartcourt Companies, Inc.  From January 1997 to March 1999, Mr. Ohri served as Chief Operating Officer and Chief Financial Officer of Dynamic Cooking Systems, Inc., a privately held manufacturing company of upscale commercial and kitchen appliances.  From September 1989 to December 1996, Mr. Ohri served as Chief Financial Officer of Startel Corporation, a public company in the software development business.  Mr. Ohri’s multi-faceted experience includes operations, finance as well as administrative functions in the telecommunications, manufacturing, distribution and software development industries. Mr. Ohri is a Certified Public Accountant with over six years experience with Deloitte & Touche, LLP and PriceWaterhouseCoopers, LLP. Mr. Ohri earned his Masters Degree in Business Administration from University of Detroit in 1979 and Bachelors Degree in Accounting from University of Delhi in India in 1975.

THOMAS HEMINGWAY became a director of the Company in November 2004. He currently serves as Director, President and Chief Executive Officer of Redwood Investment Group. Previously, he was Chief Executive Officer and Chairman of Oxford Media (OXMI). Mr. Hemingway has served as Chief Executive Officer and Chairman of Esynch Corporation, a publicly traded company, and Chairman and Chief Executive Officer of Intermark Corporation, a software developer and publisher in the entertainment markets. Previously, Mr. Hemingway was President and Chief Executive Officer of Omni Advanced Technologies and Intellinet Information Systems. In addition, Mr. Hemingway has been a consultant and board member to several NASDAQ and privately held companies, including Smart House /LV, It’s a Grind Coffee, Great American Coffee Company (GACC), Redwood Investment Group, CBC, Pure Water and Bioscience (PURE), and Smart OnLine (SOLN). Mr. Hemingway has spent the past two decades in various advisory and deal-making capacities within the financial services sector. Mr. Hemingway completed his studies at State University New York, in Albany, New York and attended San Francisco State University for additional management courses.

NICK IYER became a director of the Company in January 2006. Mr. Iyer has extensive experience as an editor and newspaper reporter. Prior to joining WallStreet Direct, Inc. in 2003, Mr. Iyer worked first as an editorial assistant, and later as a reporter at Newsday in Long Island, New York. Mr. Iyer has published more than 150 articles and was selected by Newsday's senior editors to work on a combined Tribune Co. effort, titled “The Lost,” which profiled the victims of the September 11, 2001 terrorist attacks. At the time, Iyer was 23 and the youngest reporter assigned to the project. Mr. Iyer's work has been published in well-recognized and established print media such as Newsday, The Los Angeles Times, The Chicago Tribune, Encyclopedia.com, and by the National Institute of Literacy. Mr. Iyer has been instrumental in writing many editorials and profiles on numerous publicly traded and privately held companies. He holds a Bachelor's Degree in English Literature from the State University of New York at Stony Brook.

The Board Of Directors Unanimously Recommends A Vote “For” Each Of The Nominees Listed Above.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

The Board of Directors oversees the Company’s business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer and other key executives, by reading the reports and other materials that the Company sends them and by participating in Board and committee meetings.

During the year ended August 31, 2007, the Board of Directors held seven Board Meetings to conduct the Company's business. The Board also approved certain actions by unanimous written consent.

Audit Committee

In January 2006, the Board of Directors formed an Audit Committee. Currently Tom Hemmingway, an independent director, serves as the sole member of the Audit Committee. The Company is formulating and developing a formal written Audit Committee charter, however, the Audit Committee's responsibilities include: (i) reviewing the independence, qualifications, services, fees, and performance of the independent auditors, (ii) appointing, replacing and discharging the independent auditors, (iii) pre-approving the professional services provided by the independent auditors, (iv) reviewing the scope of the annual audit and reports and recommendations submitted by the independent auditors, and (v) reviewing our financial reporting and accounting policies, including any significant changes, with management and the independent auditors. Mr. Hemingway has been identified by the Board as the Audit Committee financial expert. During the year ended August 31, 2007, the Audit Committee held one meeting on February 7, 2007 to review the financial and operating results of the Company for the year ended August 31, 2006 and quarter ended November 30, 2006.

The Audit Committee reviewed and discussed the Company’s audited financial statements as of and for the year ended August 31, 2007 with the Board of Directors. The Audit Committee reviewed and discussed with representatives of Kabani & Company, Inc., our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU §380). The Audit Committee has also received and reviewed the written disclosures and the letter from Kabani & Company, Inc. required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and has discussed with Kabani & Company, Inc. their independence. Based on the review and discussions referred to in this paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10–K for the last fiscal year for filing with the Securities and Exchange Commission (the “SEC”).

Compensation and Stock Option Committee

In January 2006, the Board of Directors formed a Compensation and Stock Option Committee. Currently, Tom Hemingway and Albert Aimers serve as its members. The Compensation and Stock Option Committee is formulating and developing a written charter for its members describing their functions and responsibilities, and procedures for the consideration and determination of executive and director compensation. This committee recommends to the Board of Directors policies under which compensation will be paid or awarded to the Company’s directors, officers and certain other personnel. Among other things, the committee will recommend to the Board of Directors the amount of compensation to be paid or awarded to directors, officers and other personnel of the Company, including salary, bonuses, stock option grants, other cash or stock awards under any Company incentive compensation and stock option plans as in effect from time to time, retirement and other compensation. During the year ended August 31, 2007, the Compensation and Stock Option Committee held one meeting to review the Company’s existing compensation policies. In December 2007, the Compensation and Stock Option Committee recommended to the Board to issue (i) 1,810,000 stock options to key employees and 1,180,000 stock options to key officers and directors pursuant to the Equity Plan, and (ii) 735,000 stock options to officers and a consultant pursuant to the Company’s 2007 Non-Qualified Option Plan. On December 20, 2007, the Board authorized the issuance of stock options pursuant to the recommendations of the Compensation and Stock Option Committee.

Nominating Committee

We do not currently have a Nominating Committee. Our entire Board of Directors acts as the Nominating Committee and evaluates and recommends nominees for membership on the Company’s Board of Directors and its committees. Our Board of Directors is responsible for (1) reviewing suggestions of candidates for director made by directors and others; (2) identifying individuals qualified to become Board members, and recommending to the Board the director nominees for the next annual meeting of stockholders; (3) recommending to the Board director nominees for each committee of the Board; (4) recommending to the Board the corporate governance principles applicable to the Company; and (5) overseeing the annual evaluation of the Board and management. There is no difference in the manner in which a nominee is evaluated based on whether the nominee is recommended by a stockholder or otherwise.

The Board of Directors determines the required selection criteria and qualifications of director nominees based upon the Company’s needs at the time nominees are considered. In general, directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders. In addition to the foregoing considerations, the Board of Directors will consider criteria such as strength of character and leadership skills; general business acumen and experience; broad knowledge of the industry; age; number of other board seats; and willingness to commit the necessary time to ensure an active board whose members work well together and possess the collective knowledge and expertise required by the Board. The Board of Directors will consider these same criteria for candidates regardless of whether the candidate was identified by the Board of Directors, by stockholders, or any other source.

The Board of Directors will consider qualified candidates for possible nomination that are submitted by our stockholders. Stockholders wishing to make such a submission may do so by sending the following information to the Board of Directors c/o Chief Executive Officer at the address indicated on the Notice of Annual Meeting of Stockholders. Any recommendations submitted to the Chief Executive Officer should be in writing and should include whatever supporting material the stockholder considers appropriate in support of that recommendation, but must include the information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such candidate and a signed consent of the candidate to serve as a director of the Company, if elected. As permitted by SEC rules, stockholders who wish to submit a proposal or nominate a person as a candidate for election to our Board of Directors at an annual meeting must follow certain procedures. These procedures require that timely, written notice of such proposal or nomination be received by our Chief Executive Officer at our principal executive offices prior to the first anniversary of the preceding year’s annual meeting.

The Board of Directors conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information provided, an indication of the candidate’s willingness to serve and other background information, business experience, and leadership skills, all to the extent available and deemed relevant by the Board of Directors. This information is evaluated against the criteria set forth above and the Company’s specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Board of Directors determines which candidate(s) to recommend to the Board to submit for election at the next stockholder meeting. The Board of Directors uses the same process for evaluating all candidates, regardless of the original source of the nomination.

Our goal is to seek to achieve a balance of knowledge and experience on our Board. To this end, we seek nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen, and the ability to think strategically. Although we use the criteria listed above as well as other criteria to evaluate potential nominees, we do not have a stated minimum criteria for nominees. The Board does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. To date, we have not paid any third parties to assist us in finding director nominees.

Director Independence

The Board has determined that Mr. Hemingway is an independent director as that term is defined under NASDAQ Rule 4200(a)(15).

Directors’ Compensation Policy

The Board of Directors approved the quarterly compensation of the Company’s directors with $5,000 worth of restricted common shares valued at the closing market price of the common shares on first day of each month of each fiscal quarter. The quarterly compensation to the Board members became effective July 1, 2008. The Company will also reimburse the Board members for their actual expenses in attending the Board meetings. The Board members did not receive any compensation during the year ended August 31, 2007.

Stockholder Communication with the Board of Directors

Communications to the Board of Directors, the non-management directors or any individual director may be sent to the Corporate Secretary, c/o Financial Media Group, Inc., 2355 Main Street, Suite 120, Irvine, California 92614.

PROPOSAL 2
APPROVAL TO INCREASE THE AUTHORIZED SHARES
RESERVED UNDER THE EQUITY PLAN

On April 11, 2007, the Company’s stockholders approved the adoption of the Equity Plan pursuant to which up to 3,000,000 shares of the Company’s authorized common stock could be issued. The Board of Directors has approved, and recommends that the Company’s stockholders approve, reserving an additional 4,000,000 common shares for issuance under the Equity Plan for a total of 7,000,000 common shares reserved under the Equity Plan. As of the date hereof, 2,495,000 options to purchase shares of common stock have been granted and remain outstanding under the Equity Plan.

Principal Features of the Equity Plan

Eligibility. All employees, non-employee directors and consultants of the Company or its subsidiaries are eligible for the grant of restricted stock, stock appreciation rights, performance stock or units, nonqualified stock options and other stock or cash awards under the Equity Plan. Only employees may be granted incentive stock options.

Administration. The Board is responsible for administering the Equity Plan. The Board may, however, appoint one or more committees to administer the plan on behalf of the Board. The Company’s Compensation and Stock Option Committee may make recommendations to the Board of Directors for its approval regarding the grant of awards under the plan to eligible participants, at such times, under such terms and in such amounts as the committee and the Board of Directors may decide.

Term of Plan. The Equity Plan was approved by the Board of Directors on January 5, 2007. The plan will remain in effect until (i) all shares subject to the plan have been purchased or acquired according to the terms of the plan; (ii) the plan is terminated by the Board of Directors; or (iii) January 5, 2017, whichever is earlier. The Board of Directors may at any time amend, alter, suspend or terminate the plan for any reason, subject to applicable laws, rules or regulations requiring stockholder approval of certain amendments to the plan.

Stock Options. The Board of Directors will approve the individuals to whom options will be granted, the exercise price of each option, the number of shares underlying each option, the term of each option, the vesting conditions of each option, and whether each option is intended to be an incentive option or a nonqualified option. The exercise price may not be less than 100% of the fair market value of the underlying shares on the date of grant in the case of an incentive stock option, and not less than 85% of such value in the case of a nonqualified stock option. For purposes of determining the exercise price of options granted under the Equity Plan, the fair market value of the underlying shares on the date of grant will be deemed to be the closing sale price of our common stock as reported by NASDAQ on the date of grant. No monetary consideration will be paid to the Company upon the granting of options.

Options may be granted for varying terms established at the time of grant, not to exceed 10 years from the date of grant for incentive stock options. Vesting conditions will be established at the time of grant and will vary, but options granted to non-officer employees must vest at least 20% per year. The option agreement between the Company and the optionee may provide for accelerated exercisability in the event of the optionee’s death, disability or retirement or in the event of a change in control or other events and may provide for expiration before the end of its term in the event of termination of the optionee’s service. Options may be granted in combination with other awards under the plan. Upon the exercise of an option, the number of shares subject to the option and the number of shares available for issuance under the plan will be reduced by the number of shares issued upon exercise of the option. Option shares that are not purchased before the expiration, termination or cancellation of the related option will become available for future awards under the plan.

Stock Appreciation Rights. Stock appreciation rights (“SARs”) may be granted to eligible individuals under the Equity Plan. SARs may, but need not, be granted in connection with an option. A SAR gives the holder the right to payment from the Company of an amount equal to the excess of the fair market value on the date of exercise of one share of our common stock over its fair market value on the date of grant (or, if granted in connection with an option, the exercise price per share under the option to which the SAR relates), multiplied by the number of shares underlying the portion of the SAR or option that is surrendered. Payment may be in the form of cash, shares of common stock or a combination thereof. The fair market value of the underlying shares on the date of exercise or grant will be deemed to be the closing sale price of our common stock as reported by NASDAQ on such date. A SAR holder will not pay the Company any cash consideration upon either the grant or exercise of the SAR, except for tax withholding amounts upon exercise.

SARs may be granted for varying terms established at the time of grant. Any vesting conditions will also be established at the time of grant and will vary. The SAR agreement may provide for accelerated exercisability in the event of the optionee’s death, disability or retirement or in the event of a change in control or other events and may provide for expiration before the end of its term in the event of termination of the holder’s service. If, on the date when a SAR expires, the exercise price of the SAR is less than the fair market value on such date but any portion of the SAR has not been exercised or surrendered, then the SAR will automatically be deemed to be exercised as of such date with respect to such portion.

Restricted Stock. Restricted stock may be sold or awarded to eligible individuals under the Equity Plan for such consideration as the Board of Directors may determine, including cash, cash equivalents, promissory notes, and past or future services. Each award of restricted stock may or may not be subject to vesting. The restricted stock agreement may provide for accelerated vesting in the event of the holder’s death, disability or retirement or in the event of a change in control or other events. Holders of restricted stock awarded under the plan shall have the same voting, dividend and other rights as our other stockholders. Awards of restricted stock may be subject to a repurchase option in favor of the Company exercisable upon the voluntary or involuntary termination of the holder’s employment with the Company at a price equal to the original purchase price. Any such repurchase option shall lapse at a minimum rate of 20% per year.

Performance Stock and Performance Units. Performance stock and performance units may be granted to eligible individuals under the Equity Plan. Each performance unit will have an initial value established by the Board at the time of grant. Each share of performance stock will have an initial value equal to the fair market value of a share on the grant date. The Board will set performance goals in its discretion that, depending on the extent to which they are met, will determine the number and/or value of performance stock/units that will be paid out to the individual receiving such performance stock/unit. No monetary consideration will be paid to the Company upon the granting of performance stock/units.

Tax Consequences Relating to Stock Options

Certain options authorized to be granted under the Equity Plan are intended to qualify as “incentive stock options” for federal income tax purposes. Under federal income tax law in effect as of the date of this Proxy Statement, an optionee will recognize no regular income upon grant or exercise of an incentive stock option. The amount by which the market value of shares issued upon exercise of an incentive stock option exceeds the exercise price, however, is included in the optionee’s alternative minimum taxable income and may, under certain conditions, be taxed under the alternative minimum tax. If an optionee exercises an incentive stock option and does not dispose of any of the shares thereby acquired within two years following the date of grant and within one year following the date of exercise, then any gain realized upon subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset. If an optionee disposes of shares acquired upon exercise of an incentive stock option before the expiration of either the one-year holding period or the two-year holding period specified in the foregoing sentence (a “disqualifying disposition”), the optionee will realize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option price or (ii) the excess of the fair market value of the shares on the date of disposition over the option price. Any additional gain realized upon the disqualifying disposition will constitute capital gain. We will not be allowed any deduction for federal income tax purposes at either the time of grant or the time of exercise of an incentive stock option. Upon any disqualifying disposition by an optionee, we will generally be entitled to a deduction to the extent the optionee realizes ordinary income.

Certain options authorized to be granted under the Equity Plan will be treated as non-qualified stock options for federal income tax purposes. Under federal income tax law in effect as of the date of this Proxy Statement, no income is realized by the optionee of a non-qualified stock option until the option is exercised. At the time of exercise of a non-qualified stock option, the optionee will realize ordinary income, and we will generally be entitled to a deduction, in the amount by which the fair market value of the shares subject to the option at the time of exercise exceeds the exercise price. We are required to withhold income taxes on such income if the optionee is an employee. Upon the sale of shares acquired upon exercise of a non-qualified stock option, the optionee will realize capital gain or loss equal to the difference between the amount realized from the sale and the fair market value of the shares on the date of exercise.

An individual who receives stock under the Equity Plan will generally realize ordinary income at the time of receipt unless the shares are not substantially vested for purposes of Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”). Absent an election under Section 83(b), an individual who receives shares that are not substantially vested will realize ordinary income in each year in which a portion of the shares substantially vests. The amount of ordinary income recognized in any such year will be the fair market value of the shares that substantially vest in that year less any consideration paid for the shares. The Company will be entitled to a deduction in the amount includable as ordinary income by the recipient at the same time or times as the recipient recognizes ordinary income with respect to the shares. The Company is required to withhold income taxes on such income if the recipient is an employee.

The Company adopted SFAS No. 123 (Revised 2004), Share-Based Payment (“SFAS No. 123R”), under the modified-prospective transition method on January 1, 2006. SFAS No. 123R requires companies to measure and recognize the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value. Share-based compensation recognized under the modified-prospective transition method of SFAS No. 123R includes share-based compensation based on the grant-date fair value determined in accordance with the original provisions of SFAS No. 123, Accounting for Stock-Based Compensation (“SFAS No. 123”), for all share-based payments granted prior to and not yet vested as of January 1, 2006 and share-based compensation based on the grant-date fair value determined in accordance with SFAS No. 123R for all share-based payments granted after January 1, 2006. SFAS No. 123R eliminates the ability to account for the award of these instruments under the intrinsic value method prescribed by Accounting Principles Board (“APB”) Opinion No. 25, Accounting for Stock Issued to Employees, and allowed under the original provisions of SFAS No. 123.

Benefits to be Received Under the Plan

If the increase in authorized shares reserved under the Equity Plan is approved by the stockholders at the Annual Meeting, the Company may, but is not obligated to, grant awards under the plan to its employees, officers, directors and consultants.

The Company is seeking approval of the increase at this time to provide the Company with the flexibility to issue shares if necessary or advisable, in the determination of the Board of Directors, to acquire and/or retain qualified employees, directors and consultants and to offer qualified employees, directors and consultants a competitive compensation structure.

Certain Grants under the Equity Plan

Name and Position	Stock Options Granted

Javan Khazali, COO and Director	330,000
Manu Ohri, CFO and Director	250,000

Executive Group	580,000
Non-Executive Director Group	1,250,000

The Board Of Directors Unanimously Recommends That You Vote “For” Proposal 2.

PROPOSAL 3
APPROVAL OF THE 2007 NON-QUALIFIED OPTION PLAN

On January 5, 2007, the Board of Directors adopted the 2007 Non-Qualified Option Plan. The Board of Directors also approved the reservation of 3,000,000 shares of the Company’s authorized but unissued common stock for issuance under the plan. As of the date hereof, 2,235,000 options to purchase shares of common stock have been granted and remain outstanding under the 2007 Non-Qualified Option Plan.

We believe the availability of stock options under the 2007 Non-Qualified Option Plan is important to our ability to attract and retain qualified employees, non-employee directors and consultants and to provide an incentive for them to exert their best efforts on behalf of the Company. The following is a summary of the principal features of the plan. It is not a complete description of all of the plan’s provisions.

Principal Features of the 2007 Non-Qualified Option Plan

Eligibility. All employees, non-employee directors and consultants of the Company or its subsidiaries are eligible for the grant of non-qualified stock options under the 2007 Non-Qualified Option Plan.

Administration. The Board is responsible for administering the 2007 Non-Qualified Option Plan. The Board may, however, appoint a committee to administer the plan on behalf of the Board. The Company’s Compensation and Stock Option Committee may make recommendations to the Board of Directors from time to time regarding the grant of awards under the plan to eligible participants, at such times, under such terms and in such amounts as the committee and the Board of Directors may decide.

Term of Plan. The 2007 Non-Qualified Option Plan was approved by the Board of Directors on January 5, 2007. The plan will terminate on January 5, 2017, unless sooner terminated by the Board of Directors. The Board of Directors may at any time terminate or amend the plan as it deems advisable; provided, however, that the Board may not increase the number of options that may be granted under the plan.

Stock Options. The Board of Directors will approve the persons to whom options will be granted, the exercise price of each option, the number of shares underlying each option, the term of each option, and the vesting conditions of each option.

Options may be granted for varying terms established at the time of grant. Vesting conditions will be established at the time of grant and may vary. The option agreement between the Company and the optionee may provide for accelerated exercisability in the event of the optionee’s death, disability or retirement or in the event of a change in control or other events and may provide for expiration before the end of its term in the event of termination of the optionee’s service voluntarily by the optionee or for cause by the Company. Upon the exercise of an option, the number of shares subject to the option and the number of shares available for issuance under the 2007 Non-Qualified Option Plan will be reduced by the number of shares issued upon exercise of the option. Option shares that are not purchased before the expiration, termination or cancellation of the related option will become available for future awards under the plan.

Tax Consequences Relating to Stock Options

Options authorized to be granted under the 2007 Non-Qualified Option Plan are not intended to meet the requirements of Section 422 of the Code, and will be treated as non-qualified stock options for federal income tax purposes. Under federal income tax law in effect as of the date of this Proxy Statement, no income is realized by the optionee of a non-qualified stock option until the option is exercised. At the time of exercise of a non-qualified stock option, the optionee will realize ordinary income, and we will generally be entitled to a deduction, in the amount by which the fair market value of the shares subject to the option at the time of exercise exceeds the exercise price. We are required to withhold income taxes on such income if the optionee is an employee. Upon the sale of shares acquired upon exercise of a nonqualified stock option, the optionee will realize capital gain or loss equal to the difference between the amount realized from the sale and the fair market value of the shares on the date of exercise.

The Company adopted SFAS No. 123R under the modified-prospective transition method on January 1, 2006. SFAS No. 123R requires companies to measure and recognize the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value. Share-based compensation recognized under the modified-prospective transition method of SFAS No. 123R includes share-based compensation based on the grant-date fair value determined in accordance with the original provisions of SFAS No. 123 for all share-based payments granted prior to and not yet vested as of January 1, 2006 and share-based compensation based on the grant-date fair value determined in accordance with SFAS No. 123R for all share-based payments granted after January 1, 2006. SFAS No. 123R eliminates the ability to account for the award of these instruments under the intrinsic value method prescribed by APB Opinion No. 25 and allowed under the original provisions of SFAS No. 123.

Benefits to be Received Under the Plan

If the 2007 Non-Qualified Option Plan is approved by stockholders at the Annual Meeting, the Company may, but is not obligated to, grant awards under the plan to its employees, officers, directors and consultants. As of the date hereof, the Company does not have any plans, proposals or arrangements to award options under the plan to any specific employee, officer, director or consultant.

The Company is seeking approval of the 2007 Non-Qualified Option Plan at this time to provide the Company with the flexibility to issue shares if necessary or advisable, in the determination of the Board of Directors, to acquire and/or retain qualified employees, directors and consultants and to offer qualified employees, directors and consultants a competitive compensation structure.

Certain Grants under the 2007 Non-Qualified Option Plan

Name and Position	Stock Options Granted

Javan Khazali, COO and Director	135,000
Manu Ohri, CFO and Director	500,000

Executive Group	635,000
Gary Cortell (Recipient of 5% or more of options under the plan)	1,500,000

The Board Of Directors Unanimously Recommends That You Vote “For” Proposal 3.

PROPOSAL 4
APPROVAL OF THE 2008 NON-QUALIFIED OPTION PLAN

On July 2, 2008, the Board of Directors adopted the 2008 Non-Qualified Option Plan. The Board of Directors also approved the reservation of 2,000,000 shares of the Company’s authorized but unissued common stock for issuance under the plan. As of the date hereof, no options have been granted under the 2008 Non-Qualified Option Plan.

We believe the availability of stock options under the 2008 Non-Qualified Option Plan is important to our ability to attract and retain qualified employees, non-employee directors and consultants and to provide an incentive for them to exert their best efforts on behalf of the Company. The following is a summary of the principal features of the plan. It is not a complete description of all of the plan’s provisions.

Principal Features of the 2008 Non-Qualified Option Plan

Eligibility. All employees, non-employee directors and consultants of the Company or its subsidiaries are eligible for the grant of non-qualified stock options under the 2008 Non-Qualified Option Plan.

Administration. The Board is responsible for administering the 2008 Non-Qualified Option Plan. The Board may, however, appoint a committee to administer the plan on behalf of the Board. The Company’s Compensation and Stock Option Committee may make recommendations to the Board of Directors from time to time regarding the grant of awards under the plan to eligible participants, at such times, under such terms and in such amounts as the committee and the Board of Directors may decide.

Term of Plan. The 2008 Non-Qualified Option Plan was approved by the Board of Directors on July 2, 2008. The plan will terminate on July 2, 2018, unless sooner terminated by the Board of Directors. The Board of Directors may at any time terminate or amend the plan as it deems advisable.

Stock Options. The Board of Directors will approve the persons to whom options will be granted, the exercise price of each option, the number of shares underlying each option, the term of each option, and the vesting conditions of each option.

Options may be granted for varying terms established at the time of grant. Vesting conditions will be established at the time of grant and may vary. The option agreement between the Company and the optionee may provide for accelerated exercisability in the event of the optionee’s death, disability or retirement or in the event of a change in control or other events and may provide for expiration before the end of its term in the event of termination of the optionee’s service voluntarily by the optionee or for cause by the Company. Upon the exercise of an option, the number of shares subject to the option and the number of shares available for issuance under the 2008 Non-Qualified Option Plan will be reduced by the number of shares issued upon exercise of the option. Option shares that are not purchased before the expiration, termination or cancellation of the related option will become available for future awards under the plan.

Tax Consequences Relating to Stock Options

Options authorized to be granted under the 2008 Non-Qualified Option Plan are not intended to meet the requirements of Section 422 of the Code and will be treated as non-qualified stock options for federal income tax purposes. Under federal income tax law in effect as of the date of this Proxy Statement, no income is realized by the optionee of a non-qualified stock option until the option is exercised. At the time of exercise of a non-qualified stock option, the optionee will realize ordinary income, and we will generally be entitled to a deduction, in the amount by which the fair market value of the shares subject to the option at the time of exercise exceeds the exercise price. We are required to withhold income taxes on such income if the optionee is an employee. Upon the sale of shares acquired upon exercise of a nonqualified stock option, the optionee will realize capital gain or loss equal to the difference between the amount realized from the sale and the fair market value of the shares on the date of exercise.

The Company adopted SFAS No. 123R under the modified-prospective transition method on January 1, 2006. SFAS No. 123R requires companies to measure and recognize the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value. Share-based compensation recognized under the modified-prospective transition method of SFAS No. 123R includes share-based compensation based on the grant-date fair value determined in accordance with the original provisions of SFAS No. 123 for all share-based payments granted prior to and not yet vested as of January 1, 2006 and share-based compensation based on the grant-date fair value determined in accordance with SFAS No. 123R for all share-based payments granted after January 1, 2006. SFAS No. 123R eliminates the ability to account for the award of these instruments under the intrinsic value method prescribed by APB Opinion No. 25 and allowed under the original provisions of SFAS No. 123.

Benefits to be Received Under the Plan

If the 2008 Non-Qualified Option Plan is approved by stockholders at the Annual Meeting, the Company may, but is not obligated to, grant awards under the plan to its employees, officers, directors and consultants. As of the date hereof, the Company does not have any plans, proposals or arrangements to award options under the plan to any specific employee, officer, director or consultant.

The Company is seeking approval of the 2008 Non-Qualified Option Plan at this time to provide the Company with the flexibility to issue shares if necessary or advisable, in the determination of the Board of Directors, to acquire and/or retain qualified employees, directors and consultants and to offer qualified employees, directors and consultants a competitive compensation structure.

The Board Of Directors Unanimously Recommends That You Vote “For” Proposal 4.

Equity Compensation Plan Information
As of August 31, 2007

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column ( a ))
	( a )	( b )	( c )

Equity compensation plans approved by security holders	750,000	$1.05	450,000

Equity compensation plans not approved by security holders	-	-	3,000,000
Total	750,000		3,450,000

As of July 9, 2008, the Company has granted 2,495,000 stock options to purchase shares of common stock that remain outstanding under the Equity Plan and 2,235,000 stock options to purchase shares of common stock that remain outstanding under the 2007 Non-Qualified Option Plan, and has made no grants under the 2008 Non-Qualified Option Plan.

PROPOSAL 5
RATIFICATION OF SELECTION OF AUDITORS

Our independent auditors for the fiscal year ended August 31, 2007 were Kabani & Company, Inc., certified public accountants. The Board of Directors has selected and approved Kabani & Company, Inc. to serve as our auditors for the fiscal year ended August 31, 2008. Representatives of Kabani & Company, Inc. are invited to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions of the stockholders.

During the two most recent fiscal years and through the date of this Proxy Statement, there have been no events requiring identification in response to Item 304(a) of Regulation S-K.

Audit Fees

The aggregate fees billed to the Company by Kabani & Company, Inc. for professional services rendered for the audit of our annual financial statements for the years ended August 31, 2007 and August 31, 2006, as applicable, and the reviews of the Company's financial statements included in our Quarterly Reports on Form 10-QSB during the years ended August 31, 2007 and August 31, 2006 were $35,500 and $71,000, respectively.

Audit-Related Fees

There were no fees billed to the Company by Kabani & Company, Inc. for assurance and related services reasonably related to the performance of the audit or review of our financial statements during the last two years ended August 31, 2007 and August 31, 2006.

Tax Fees

Kabani & Company provided professional services for tax compliance, tax advice or tax planning during the year ended August 31, 2006 and billed to the Company $7,000 in fees.  Kabani & Company did not provide any professional services for tax related matters during the fiscal year ended August 31, 2007.

All Other Fees

There were no other fees billed to the Company by Kabani & Company, Inc. for professional services provided during the years ended August 31, 2007 and August 31, 2006.

Effect of Ratification

Ratification by stockholders of the selection of Kabani & Company, Inc. as our auditors is not required by applicable law. However, as a matter of policy and sound corporate practice, we are submitting the selection to our stockholders for ratification at the Annual Meeting. If the stockholders fail to ratify the selection of Kabani & Company, Inc. as our auditors, the Board of Directors will reconsider the matter. Even if the selection is ratified by stockholders, the Board of Directors may select a different firm to serve as our independent auditors at any time during the fiscal year if it believes a change would be in the best interests of the Company and its stockholders.

The Board Of Directors Unanimously Recommends That You Vote “For” Proposal 5.

EXECUTIVE OFFICERS

The Board of Directors elects the executive officers of the Company who are responsible for administering our day-to-day operations. The name, age, positions, and business experience of each of our executive officers are shown below.

Albert Aimers - Information concerning Mr. Aimers is set forth under “Election of Directors” in this Proxy Statement.

Javan Khazali - Information concerning Mr. Khazali is set forth under “Election of Directors” in this Proxy Statement.

Manu Ohri - Information concerning Mr. Ohri is set forth under “Election of Directors” in this Proxy Statement.

Executive Compensation

The following table discloses the compensation paid to the Company’s executive officers during the years ended August 31, 2007 and 2006:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year Ended August 31,	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Albert Aimers	2007	$295,000	$-	$-	$-	$-	$-	$73,750	$368,750
President and CEO	2006	$276,667	$-	$-	$-	$-	$-	$74,167	$350,834

Javan Khazali	2007	$175,000	$-	$-	$-	$-	$-	$-	$175,000
Chief Operating Officer	2006	$166,667	$-	$-	$-	$-	$-	$-	$166,667

Manu Ohri	2007	$100,000	$-	$-	$193,938	$-	$-	$-	$293,938
Chief Financial Officer (1)	2006	$-	$-	$-	$-	$-	$-	$-	$-

(1) On January 26, 2007, the Company awarded Mr. Ohri an option to purchase 500,000 shares of the Company’s common stock at an exercise price of $1.25 per share under the 2007 Non-Qualified Stock Option Plan. For information on the valuation assumptions, refer to Note 13 of the Company’s financial statements in its Annual Report on Form 10-KSB for the year ended August 31, 2007 as filed with the SEC. This award was subsequently cancelled and on December 20, 2007, as discussed below, the Company granted Mr. Ohri an option to acquire an aggregate of 750,000 shares of the Company’s common stock at an exercise price of $0.30 per share under the Company’s 2007 Equity Incentive Plan and its 2007 Non-Qualified Stock Option Plan.

On January 26, 2007, the Company entered into an employment agreement with Mr. Ohri, our Executive Vice-President and Chief Financial Officer, for a three year period, to provide salary, bonuses, and other fringe benefits. Annual base salary payable to Mr. Ohri under the agreement is $150,000 for the year ended December 31, 2007, $172,500 for the year ended December 31, 2008 and $198,375 for the year ended December 31, 2009. In addition to the base salary, the Mr. Ohri shall receive bonuses from the Company as determined by the Board of Directors based upon the performance of the Company. On December 20, 2007, the Company issued to Mr. Ohri an option to purchase 500,000 shares of our common stock (herein referred to as “Options”) at an exercise price of $0.30 per share under the 2007 Non-Qualified Stock Option Plan. Such Options shall vest and become exercisable over a period of thirty six months.  The Options shall immediately vest and become exercisable as to all underlying shares if there is a change in control of the Company. The Options shall be exercisable to the extent vested at any time until December 20, 2017.

OPTIONS GRANTED TO EXECUTIVE OFFICERS

Outstanding Equity Awards
As of August 31, 2007

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Manu Ohri, CFO (1)	166,667	333,333	-	$1.25	1/26/2017	-	-	-	-

(1) This award was subsequently cancelled and on December 20, 2007, as discussed below, the Company granted Mr. Ohri an option to acquire an aggregate of 750,000 shares of the Company’s common stock at an exercise price of $0.30 per share under the Company’s 2007 Equity Incentive Plan and its 2007 Non-Qualified Stock Option Plan.

On December 20, 2007, the Company granted to officers and directors stock options to purchase 1,045,000 shares of common stock under the 2007 Incentive Equity Plan and 635,000 shares of common stock under the 2007 Non-Qualified Stock Option Plan. The options vest ratably over a three year period and are exercisable at $0.30 per share under both stock option plans and shall expire on December 20, 2017.

DIRECTORS COMPENSATION

For the fiscal year ended August 31, 2007, none of the directors received any compensation from the Company for their services as directors.

STOCK HOLDINGS OF CERTAIN OWNERS AND MANAGEMENT

The following table sets forth as of July 9, 2008 certain information with respect to the beneficial ownership of the Common Stock of the Company concerning stock ownership by (i) each director, (ii) each executive officer, (iii) the directors and officers of the Company as a group, (iv) and each person known by the Company to own beneficially more than five percent (5%) of the Common Stock. Unless otherwise indicated, the owners have sole voting and investment power with respect to their respective shares. Unless otherwise stated below, the address for each person listed below is 2355 Main Street, Suite 120, Irvine, California 92614.

Name	Number of Shares Beneficially Owned (1)	Percentage of Outstanding Shares (2)

Albert Aimers, Chairman, CEO	29,821,250 (3)	46.5%
Javan Khazali, COO and Director	1,345,000	2.1%
Manu Ohri, CFO and Director (4)	--	--
Tyson Le, Secretary	--	--
Tom Hemingway, Director	100,000	*
Nick Iyer, Director	863,400	1.3%

Officers and Directors as a Group (6 individuals)	32,129,650	50.1%

* Less than 1%

(1) Unless otherwise indicated, beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Exchange Act and generally includes voting and/or investment power with respect to securities. Shares of Common Stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the date of this Proxy Statement are deemed to be beneficially owned by the person holding such options or warrants for the purpose of computing such person’s percentage of ownership set forth in the above table but not for the purpose of computing any other person’s percentage of ownership.

(2) Based on 64,159,389 shares of Common Stock outstanding as of July 9, 2008.

(3) These shares are owned by AMC Capital Group, Inc., a corporation of which Mr. Aimers is an officer, director and shareholder.

(4) Does not include an option to purchase 400,000 shares of the Company’s common stock for $40,000 from an affiliate.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and any person who owns more than 10% of our common stock, to file with the SEC initial reports of ownership of our common stock within 10 days of becoming a director, executive officer or greater than 10% stockholder, and reports of changes in ownership of our common stock before the end of the second business day following the day on which a transaction resulting in a change of ownership occurs. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to provide us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on our review of the copies of such reports provided to us and written representations that no other reports were required, during the fiscal year ended August 31, 2007, all Section 16(a) filing requirements applicable to our directors, executive officers and greater than 10% stockholders were complied with.

ANNUAL REPORT

The Company’s Annual Report on Form 10-KSB for the fiscal year ended August 31, 2007 (“Annual Report”), as filed with the SEC, excluding exhibits, is being mailed to stockholders with this Proxy Statement. We will furnish any exhibit to our Annual Report free of charge to any stockholder upon written request to the Company at 2355 Main Street, Suite 120, Irvine, CA 92614. The Annual Report is not incorporated in, and is not a part of, this Proxy Statement and is not proxy-soliciting material. We encourage you to review the Annual Report together with any later information that we file with the SEC and other publicly available information. Documents we file with the SEC may be reviewed and/or obtained through the SEC’s Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the SEC’s website at http://www.sec.gov.

STOCKHOLDER PROPOSALS

It is anticipated that our next Annual Meeting of stockholders will be held in February 2009. Stockholders who wish to submit a proposal for inclusion in our proxy materials to be distributed in connection with next year’s annual meeting must submit their proposal so that we receive it no later than a reasonable time before we begin to print and send our proxy materials for our next annual meeting. Any such proposal must be in accordance with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Pursuant to such rule, simply submitting a proposal does not guarantee that it will be included in our proxy materials.

In accordance with our Bylaws, to be properly brought before a meeting, a stockholder must deliver timely notice of any matter the stockholder wishes to present to the attention of our Secretary. To be timely, we must receive the notice not later than the close of business on the 15th day following the date on which notice of such meeting or the record date thereof is first publicly announced with respect to special meetings, or 120 days before the date that is one year from the date of the immediately preceding annual meeting of stockholders with respect to proposals to be considered at an annual meeting of stockholders. To be in proper form, the notice must be in writing and include the specified information set forth in the Bylaws.

All proposals and notices should be sent by certified mail, return receipt requested, to Financial Media Group, Inc., 2355 Main Street, Suite 120, Irvine, CA 92614, Attn: Javan Khazali. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal or matter that does not comply with these and other applicable requirements.

OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournment thereof, the proxy holders named in the accompanying proxy card will have discretionary authority to vote all proxies in accordance with their best judgment with respect to any such matters.

By Order of the Board of Directors

Irvine, California
July 9, 2008

Proxy Card

FINANCIAL MEDIA GROUP, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
THURSDAY, AUGUST 28, 2008 AT 2:00 PM AT THE COMPANY’S OFFICES LOCATED AT
2355 MAIN STREET, SUITE 120, IRVINE, CALIFORNIA 92614

The undersigned hereby appoints Mr. Albert Aimers and Mr. Javan Khazali, and each of them, as proxies for the undersigned, each with full Power of Substitution, to represent the undersigned and to vote all shares of Common Stock of Financial Media Group, Inc. (the “Company”) that the undersigned is entitled to vote in the manner indicated below, and with discretionary authority as to any matters that may properly come before the Company’s Annual Meeting of Stockholders to be held on Thursday, August 28, 2008, and at any and all adjournments thereof, as set forth in the accompanying Proxy Statement. If no other indication is made, at the meeting and at any and all adjournments thereof, the proxy holders will vote for (i) the election of director nominees, (ii) the approval of an increase in the authorized common shares reserved for issuance under in the Company’s 2007 Equity Incentive Plan, (iii) the approval of the 2007 Non-Qualified Stock Option Plan, (iv) the approval of the 2008 Non-Qualified Stock Option Plan, and (v) the ratification of the appointment of the independent auditors.

IF YOU PLAN TO ATTEND THE MEETING AND YOUR SHARES ARE HELD IN THE NAME OF A BROKER OR OTHER NOMINEE, PLEASE BRING A STATEMENT OR LETTER FROM THE BROKER OR NOMINEE CONFIRMING YOUR OWNERSHIP OF SHARES. PLEASE MARK YOUR VOTE LIKE THIS:  X

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

1. ELECTION OF FIVE DIRECTORS

☐	Mr. Albert Aimers	☐	Mr. Javan Khazali	☐	Mr. Nick Iyer

☐	Mr. Manu Ohri	☐	Mr. Tom Hemingway

☐ For all the nominees (except as indicated below)	☐ Withhold Authority to Vote for All Nominees

TO WITHHOLD AUTHORITY FOR ANY NOMINEE, CHECK THE “FOR” ALL NOMINEES BOX ABOVE AND WRITE THAT NOMINEE’S NAME ON THE LINE BELOW:
________________________________________________________________________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

2. TO APPROVE AN INCREASE IN THE SHARES RESERVED FOR ISSUANCE UNDER THE COMPANY’S 2007 EQUITY INCENTIVE PLAN

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

3. TO APPROVE THE COMPANY’S 2007 NON-QUALIFIED STOCK OPTION PLAN

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4.

4. TO APPROVE THE COMPANY’S 2008 NON-QUALIFIED STOCK OPTION PLAN

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 5.

5. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

☐ FOR	☐ AGAINST	☐ ABSTAIN

I PLAN TO ATTEND FINANCIAL MEDIA GROUP INC.’S ANNUAL MEETING OF STOCKHOLDERS.   ☐

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED THEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.

THIS PROXY SHOULD BE SIGNED EXACTLY AS NAME APPEARS HEREON. EXECUTORS, ADMINISTRATORS, TRUSTEES AND SO FORTH, SHOULD GIVE FULL TITLE AS SUCH. IF THE SIGNATORY IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICIAL. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PARTY. IF SHARES ARE HELD IN MULTIPLE NAMES, AT LEAST ONE MUST SIGN AS AN AUTHORIZED PARTY.

Dated:_____________________, 2008

Signature

Signature

Appendix A

FINANCIAL MEDIA GROUP, INC.
2007 EQUITY INCENTIVE PLAN
(as amended on July 2, 2008)

SECTION 1. PURPOSES OF THE PLAN

The purposes of this Plan are to (i) promote the long-term success of the Company; (ii) attract and retain the best available Employees, Directors and Consultants for the Company; (iii) motivate such individuals to strive for excellence in individual performance; (iv) align the financial interests of such individuals with long-term stockholder value; and (v) provide flexibility to the Company in its efforts to achieve the purposes set forth in (i), (ii), (iii) and (iv).

SECTION 2. DEFINITIONS

As used herein, the following definitions shall apply unless a different meaning is plainly required by the context:

“Applicable Laws” means any and all laws, rules and regulations of whatever jurisdiction applicable to the administration of equity incentive plans, including the issuance and transfer of Awards and Shares, including, without limitation, applicable provisions of the Code, federal and state securities laws, and state corporate laws.

“Award” means any award or benefits granted under the Plan, including Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Stock Appreciation Rights (including Stand-Alone SARs and Tandem SARs), Performance Stock, Performance Units and other stock or cash awards described herein or otherwise granted under the Plan.

“Award Agreement” means the agreement or instrument evidencing the grant of an Award and the terms thereof executed by the Company and the Participant, including any amendments thereto. An Award Agreement may be in paper or in an electronic form and otherwise in such form as the Board may approve from time to time.

“Base Value” means the Fair Market Value of a Stand-Alone SAR on the Grant Date.

“Board” means (i) the Board of Directors of the Company, as constituted from time to time, or (ii) both the Board and the Committee, if a Committee has been appointed to administer all or a portion of the Plan in accordance with Section 3.1.

“Change in Control” means (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately before such merger, consolidation or other reorganization; or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets. A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by persons who held the Company’s securities immediately before such transaction or to cause the Company to become a publicly-traded company.

“Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code shall also include any successor provision, and any regulations promulgated under such section or successor provision.

“Committee” means a committee of the Board appointed by the Board to administer all or a portion of the Plan in accordance with Section 3.1, if any. If the Board appoints more than one Committee, then “Committee” shall refer to the appropriate Committee, as indicated by the context of the reference.

“Company” means Financial media Group, Inc., a Nevada corporation, and any Parent or Subsidiary, or any successors thereto.

“Consultant” means any person, other than an Employee or Director, engaged by the Company to render bona fide consulting or advisory services to the Company; provided such services are not in connection with the offer or sale of the Company’s securities in a capital-raising transaction or directly or indirectly with the promotion or maintenance of a market for the Company’s securities. To the extent the Company intends that a grant of an Award to a Consultant under this Plan qualify under the exemption provided in Rule 701 under the Securities Act, the Consultant must be a natural person.

“Continuous Service” means that the provision of services to the Company in any capacity of Employee, Director or Consultant is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence; (ii) transfers within the Company or among the Company and its Parent or Subsidiaries, in any capacity of Employee, Director or Consultant; or (iii) any change in status as long as the individual remains in the service of the Company in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds ninety (90) days, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Nonqualified Stock Option on the day three (3) months and one (1) day following the expiration of such ninety (90) day period.

“Director” means any individual who is a member of the Board.

“Disability” means that a Participant is unable to carry out the responsibilities and functions of the position held by the Participant by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Participant shall not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Board in its discretion.

“Effective Date” means January 5, 2007, the date on which the Board adopted the Plan.

“Employee” means any person, including an Officer or Director, who is in the employ of the Company, subject to the control and direction of the Company as to both the work to be performed and the manner and method of performance, whether such person is so employed at the time this Plan is adopted or becomes so employed subsequent to the Plan’s adoption. The payment of a Director’s fee by the Company shall not be sufficient to constitute “employment” by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exercise Price” means the amount for which one (1) Share may be purchased upon exercise of an Option, as specified by the Board and set forth in the Award Agreement.

“Fair Market Value” means with respect to each Share the last reported sale price of the Company’s Shares sold on the principal national securities exchanges on which the Shares are at the time admitted to trading or listed, or, if there have been no sales on any such exchange on such day, the average of the highest bid and lowest ask price on such day as reported by the Nasdaq system, or any similar organization if the Nasdaq is no longer reporting such information, either (i) on the date which the notice of exercise is deemed to have been sent to the Company (the “Notice Date”) or (ii) over a period of five (5) trading days preceding the Notice Date, whichever of (i) or (ii) is greater. If on the date for which the current fair market value is to be determined, the Shares are not listed on any securities exchange or quoted on the Nasdaq system or the over-the-counter market, the current fair market value of the Shares shall be as determined by the Board in good faith or as required to be determined by Applicable Laws. Section 260.140.50 of Title 10 of the California Code of Regulations requires that consideration be given to (i) the price at which securities of reasonably comparable corporations (if any) in the same industry are being traded, or (ii) if there are no securities of reasonably comparable corporations in the same industry being traded, the earnings history, book value and prospects of the Company in light of market conditions generally. The Board’s determination of Fair Market Value shall be conclusive and binding on all persons.

“Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing a Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests.

“Grant Date” means, with respect to an Award, the date that the Award was approved by the Board or a later date specified by the Board.

“Incentive Stock Option” means any Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Nonqualified Stock Option” means any Option not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means any right granted to a Participant under the Plan allowing the Participant to buy a certain number of Shares at such price or prices during such period or periods as the Board shall determine.

“Outside Director” means a member of the Board who is not an Employee.

“Parent” means (i) in the case of an Incentive Stock Option, a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code, and (ii) in the case of an Award other than an Incentive Stock Option, in addition to a parent corporation as defined in (i), a limited liability company, partnership or other entity which controls fifty percent (50%) or more of the voting power of the Company.

“Participant” means an Employee, Director, or Consultant, as more fully described in Section 4, who is selected by the Board to receive an Award under the Plan or who has an outstanding Award under the Plan. A Participant may also include a general partner or trustee of a Parent or Subsidiary organized as a partnership or business trust.

“Performance Goals” means the goal(s) determined by the Board in its discretion to be applicable to a Participant with respect to an Award as more fully described in Section 7.7.

“Performance Period” means that period established by the Board at the time of grant or at any time thereafter during which any Performance Goals specified by the Board with respect to an Award are to be measured.

“Performance Stock” means an Award granted to a Participant pursuant to Section 11.4.

“Performance Units” means an Award granted to a Participant pursuant to Section 11.4.

“Period of Restriction” means the period during which the transfer of Shares is limited in some way (based on the passage of time, the achievement of Performance Goals, or the occurrence of other events, or a combination thereof, as determined by the Board in its discretion), and the Shares are subject to a substantial risk of forfeiture.

“Plan” means this 2007 Equity Incentive Plan, as may be amended from time to time.

“Post-Termination Exercise Period” means the period specified in the Award Agreement of not less than thirty (30) days commencing on the date of termination (other than termination by the Company for cause) of the Participant’s Continuous Service, or such longer period as may be applicable upon death or Disability.

“Purchase Price” means the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board and set forth in the Award Agreement.

“Restricted Stock” means any Shares issued under the Plan to the Participant for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Board.

“Reverse Vesting” means (i) in the case of an Option, that an Option is or was fully exercisable but that, subject to a reverse vesting schedule, the Company has a right to repurchase the Shares, with the Company’s right of repurchase expiring in accordance with a forward vesting schedule that would otherwise have applied to the Option under which the Shares were acquired or in accordance with some other vesting schedule described in the Award Agreement; and (ii) in the case of an Award of Restricted Stock, Performance Stock or other Award of Shares, that the Company has a right to repurchase the Shares acquired pursuant to such an Award, with the Company’s right to repurchase expiring in accordance with the vesting schedule in the Award Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share” means one (1) share of the Company’s common stock, with a par value of $0.001 per Share.

“Stand-Alone SAR” means a SAR that is granted independently of any Options in accordance with Section 11.3.

“Stock Appreciation Right” or “SAR” means the right granted to a Participant under the Plan to receive the monetary equivalent of an increase in the Fair Market Value of a specified number of Shares over a specified period of time, subject to such terms and conditions as the Board may establish.

“Subsidiary” means (i) in the case of an Incentive Stock Option, a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, and (ii) in the case of an Award other than an Incentive Stock Option, in addition to a subsidiary corporation as defined in (i), a limited liability company, partnership or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests.

“Tandem SAR” means a SAR granted in tandem with an Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled). The tandem interests may be awarded simultaneously or at different times.

“Ten-Percent Stockholder” means an individual who, at the time an Award is granted, owns more than 10% of the total combined voting power of all classes of the outstanding stock of the Company or any Parent or Subsidiary. For purposes of determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 3. ADMINISTRATION

3.1 Procedure. The Plan shall be administered by the Board. The Board may, in accordance with the Company’s Bylaws, appoint one or more Committees to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe; provided, however, that a Committee may not administer the Plan in connection with Awards granted to Officers or Directors. Once appointed, the Committee(s) shall continue to serve in its designated capacity until otherwise directed by the Board.

3.2 Authority of the Board. Subject to Applicable Laws and the terms of the Plan, the Board shall have the authority, in its discretion, to take any action and to make any determination it deems necessary or advisable for the administration of the Plan including, without limitation:

(i) to construe and interpret the terms of the Plan and Awards granted under the Plan, including, without limitation, any notice of Award or Award Agreement;

(ii) to establish, interpret, amend and waive rules for administration of the Plan;

(iii) to approve forms of Award Agreements for use under the Plan;

(iv) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(v) to determine whether and to what extent Awards are granted hereunder;

(vi) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(vii) to determine the terms and conditions of any Award granted hereunder (which need not be identical);

(viii) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Participant’s rights under an outstanding Award shall not be made without the Participant’s written consent;

(ix) to cancel an Award and/or to implement an exchange program in accordance with Section 7.10; and

(x) to take such other action, not inconsistent with the terms of the Plan, as the Board deems appropriate.

The actions of the Board taken hereunder shall be in its sole and absolute discretion in accordance with its judgment as to the best interests of the Company and its stockholders and in accordance with the purposes and terms of the Plan.

3.3 Effect of Board’s Decisions. All decisions, determinations, interpretations and other actions of the Board shall be final and binding on all Participants and all persons deriving their rights from a Participant.

SECTION 4. ELIGIBILITY

4.1 General Rule. Participants in the Plan may include any Employee, any Director (including any Outside Director), and any Consultant, including prospective Employees, Directors and Consultants conditioned on the beginning of their service to the Company. A Participant may also include a general partner or trustee of a Parent or Subsidiary organized as a partnership or business trust. No Employee, Director, Consultant, general partner or trustee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award or to receive the same type or amount of Award as granted to any other Participant in any year. The Board shall consider all factors that it deems relevant in selecting Participants and in determining the type and amount of their respective Awards. A Participant who has been granted an Award may, if eligible, be granted additional Awards.

4.2 Incentive Stock Options. Only Employees shall be eligible to receive an Incentive Stock Option. In the event of a Participant’s change in status from an Employee to an Outside Director or Consultant, the unexercised portion of that Participant’s Incentive Stock Options, if any, shall convert automatically to a Nonqualified Stock Option on the day three (3) months and one day following such change of status.

SECTION 5. STOCK SUBJECT TO THE PLAN

5.1 Authorized Shares. Shares authorized under the Plan may be authorized but unissued Shares or treasury Shares. Subject to the provisions of Section 13, the maximum aggregate number of Shares that may be issued pursuant to all Awards under the Plan shall not exceed 7,000,000. The number of Shares that are subject to Awards at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. Any dividend equivalents paid or credited under the Plan shall not be applied against the number of Shares available for issuance under the Plan.

5.2 Lapsed Awards. If an Award or portion thereof is cancelled, forfeited, expires, lapses, or terminates, or otherwise becomes unexercisable for any reason, the undelivered Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future Awards under the Plan. In addition, any Shares (i) issued under the Plan that are thereafter reacquired by the Company pursuant to any forfeiture provision, right of repurchase, right of first refusal or otherwise; (ii) exchanged by a Participant as full or partial payment to the Company of the Exercise Price or Purchase Price, as applicable, under any Award granted under the Plan; (iii) retained by the Company pursuant to a Participant’s tax withholding election; or (iv) covered by an Award that is settled in cash shall become available for future Awards under the Plan.

5.3 Reservation of Shares. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

SECTION 6. TYPES OF AWARDS

The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Stock Appreciation Rights (including Stand-Alone SARs and Tandem SARs), Performance Stock, Performance Units and other stock or cash awards, all as described herein. Any and each Award shall be at the discretion of the Board. Any Award may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan.

SECTION 7. GENERAL TERMS AND CONDITIONS OF AWARDS

7.1 Award Agreement.

(a) Agreement. Each Award shall be evidenced by an Award Agreement, which shall set forth the specific terms of the Award. Should there be any inconsistency between the terms of the Plan and the Award Agreement, the terms of the Plan shall prevail.

(b) Terms and Conditions. Subject to the terms of the Plan, the Board shall determine the provisions, terms and conditions of each Award including, but not limited to, the number of Shares underlying the Award, the vesting schedule (which may include Reverse Vesting and may be based on the passage of time, the achievement of Performance Goals, or the occurrence of other events, or a combination thereof), repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares or other consideration) upon settlement of the Award, payment contingencies, Performance Goals, any Performance Period, any Period of Restriction, the term of the Award or expiration date, the Exercise Price, Purchase Price or Base Value, as applicable, and such other terms and conditions as the Board shall determine not inconsistent with the terms of the Plan or as may be required to comply with Applicable Laws. The terms and conditions of the various Award Agreements entered into under the Plan need not be identical.

7.2 Early Exercise. The Award Agreement may, but need not, include a provision whereby the Participant may elect at any time while an Employee, Director or Consultant to exercise any part or all of an Award before full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

7.3 Term of Award. The term of each Award shall be the term stated in the Award Agreement; provided, however, that the term shall be no more than ten (10) years from the Grant Date. However, in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder, the term of such Incentive Stock Option shall be no more than five (5) years from the Grant Date.

7.4 Limited Transferability of Awards.

(a) General Rule. Except as otherwise set forth in the Plan, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All rights with respect to an Incentive Stock Option granted to a Participant shall be exercisable during his or her lifetime only by such Participant.

(b) Transfers Pursuant to Domestic Relations Orders. A Participant may, to the extent and in the manner authorized by the Board, transfer an Award, other than an Incentive Stock Option, to a Participant’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order that relates to the provision of child support, alimony payments or marital property rights.

(c) Transfers to Family Members. A Participant may, to the extent and in the manner authorized by the Board, transfer an Award, other than an Incentive Stock Option, by bona fide gift and not for any consideration, to a Family Member.

(d) Disability. In the event of the Disability of a Participant, an Award may be exercised pursuant to its terms by the personal representative of the Participant.

(e) Beneficiary Designations. If permitted by the Board, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Board. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate or the person or persons to whom the deceased Participant’s rights under the Award shall pass by will or the laws of descent and distribution.

(f) Restricted Stock. Shares of Restricted Stock granted under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction, subject to any applicable federal and state securities laws governing the transfer of such Shares.

7.5 Limitation on Award Amounts under Rule 701. To the extent the Company intends to rely on the exemption available under Rule 701 of the Securities Act and/or Section 25102(o) of the California Corporate Securities Law of 1968, as amended, for offers and sales of securities under the Plan, the aggregate sales price or amount of securities sold in reliance on such exemption during any consecutive 12 month period may not exceed the greater of:

(i) $1,000,000;

(ii) 15% of the Company’s total assets as of the Company’s most recent annual balance sheet date (if no older than its last fiscal year end); or

(iii) 15% of the outstanding amount of Shares, as of the Company’s most recent annual balance sheet date (if no older than its last fiscal year end).

For purposes of this limitation, the rules for calculating prices and amounts set forth in Rule 701 of the Securities Act shall apply. With respect to Options, Options must be valued on their Grant Date (without regard to when the Option becomes exercisable) based on the Exercise Price of the Option.

7.6 Limitations on Repurchase Rights. If the terms of an Award Agreement give the Company the right to repurchase Shares upon termination of a Participant’s Continuous Service, the Award Agreement shall provide that:

(i) the right to repurchase must be exercised, if at all, within ninety (90) days of the termination of the Participant’s Continuous Service (or in the case of Shares issued upon exercise of Options after the date of termination of the Participant’s Continuous Service, within ninety (90) days after the date of the exercise of such Options);

(ii) the consideration payable for the Shares upon exercise of such repurchase right shall be made in cash or by cancellation of purchase money indebtedness within the ninety (90) day periods specified in (i); and

(iii) the amount of such consideration shall not be less than (A) the Fair Market Value of the Shares to be repurchased on the date of termination of the Participant’s Continuous Service, provided that the right to repurchase at Fair Market Value lapses if and when the Shares become publicly traded, or (B) the original Purchase Price or Exercise Price, provided that the right to repurchase at the original Purchase Price or Exercise Price lapses at the rate of at least twenty percent (20%) of the Shares per year over five (5) years from the Grant Date.

In addition to the foregoing restrictions, Awards to an Officer, Director or Consultant may be subject to additional or greater restrictions.

7.7 Performance Goals. Awards under the Plan may be made subject to the attainment of certain Performance Goals. As determined by the Board, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: cash flow; cost; ratio of debt to debt plus equity; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating earnings; economic value added; ratio of operating earnings to capital spending; free cash flow, net profit, net sales; sales growth; return on net assets, equity or stockholders’ equity; Fair Market Value; market share; total return to stockholders; or such other criteria established by the Board. These measures may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Performance Goals may differ from Participant to Participant and from Award to Award. The Board shall determine the method of calculation of any Performance Goals and whether any significant element(s) shall be included or excluded from the calculation of any Performance Goals.

7.8 Deferrals. The Board may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of Performance Goals, or other event that absent the election would entitle the Participant to payment or receipt of Shares or other consideration under an Award (but only to the extent that such deferral programs would not result in an accounting compensation charge unless otherwise determined by the Board). The Board may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Board deems advisable for the administration of any such deferral program.

7.9 Separate Programs. The Board may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Participants on such terms and conditions as determined by the Board from time to time.

7.10 Exchange Programs/Modification of Awards. The Board shall have the authority, at any time and from time to time, to modify or amend any or all outstanding Awards granted under the Plan, or to cancel any or all such outstanding Awards and grant in substitution new Awards, to effect a change in, among others, (a) the number of Shares underlying the Award, (b) the type of Award, (c) the Exercise Price, Purchase Price or Base Value of the Award, (d) the term of the Award, or (e) a combination thereof. The Board shall also have the authority, at any time and from time to time, to effect a cancellation or surrender of any or all outstanding Awards in exchange for cash or to modify or waive any restriction or forfeiture provisions, any vesting conditions or any Performance Goals applicable to an Award. Such exchange for cash, modification or waiver may be in combination with any of the foregoing changes to an Award. Notwithstanding the foregoing, no amendment, modification or cancellation of an outstanding Award granted under the Plan shall, without the consent of the affected Participant, impair such Participant’s rights or increase such Participant’s obligations under such Award.

In the case of any amendment or modification of an Incentive Stock Option that gives the Participant additional benefits, the Exercise Price of such Option shall be amended to reflect one hundred percent (100%) (one hundred ten percent (110%) for a Ten-Percent Stockholder) of the Fair Market Value on the date of such amendment or modification. Otherwise, such Option shall be treated as a Nonqualified Stock Option. Notwithstanding the foregoing, an acceleration of the time of exercisability of an Incentive Stock Option shall not be considered an amendment or modification of such Option. Any modification of the terms of an Award shall be subject to the terms of the Plan.

SECTION 8. AWARD PRICE, CONSIDERATION AND WITHHOLDING

8.1 Exercise or Purchase Price. The Exercise Price or Purchase Price, if any, for an Award shall be as follows:

(a) Incentive Stock Options. The Exercise Price of an Incentive Stock Option granted under the Plan shall not be less than one hundred percent (100%) of the Fair Market Value on the Grant Date. Notwithstanding the foregoing, if an Incentive Stock Option is granted to a Ten-Percent Stockholder, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value on the Grant Date. In no event shall the Exercise Price be less than the par value of the Shares underlying the Option if such is required under Applicable Laws. If the grant of an Incentive Stock Option is subject to a contingency, the Grant Date shall be the date any such contingency is satisfied or otherwise removed. In such case, the Exercise Price shall not be less than one hundred percent (100%) (one hundred ten percent (110%) for a Ten-Percent Shareholder) of the Fair Market Value on such date.

(b) Nonqualified Stock Options. The Exercise Price of a Nonqualified Stock Option granted under the Plan shall not be less than eighty five percent (85%) of the Fair Market Value on the Grant Date. Notwithstanding the foregoing, if a Nonqualified Stock Option is granted to a Ten-Percent Stockholder, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value on the Grant Date.

(c) Sale of Shares. In the case of the sale of Shares, the Purchase Price shall not be less than eighty five percent (85%) of the Fair Market Value on the Grant Date or at the time the purchase is consummated, except that the Purchase Price shall not be less than one hundred percent (100%) of the Fair Market Value if the Award is granted to a Ten-Percent Stockholder.

(d) Other Awards. In the case of other Awards, the price or value shall be as determined by the Board and set forth in the applicable Award Agreement.

8.2 Consideration. Subject to Applicable Laws, the consideration, if any, to be paid for the Shares to be issued upon exercise or purchase of an Award, including the method of payment, shall be determined by the Board (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Board may determine, unless otherwise set forth in the Award Agreement, the Board is authorized to accept as consideration for Shares issued under the Plan the following (provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the applicable state corporate law):

(i) cash or its equivalent, including check or wire transfer;

(ii) cancellation of any debt owed by the Company to the Participant including, without limitation, the waiver or reduction of compensation due or accrued for services previously rendered to the Company;

(iii) one or more promissory notes with such recourse, interest, security, redemption provisions and other terms as required by the Board and Applicable Laws (but only to the extent that the terms of the note would not result in an accounting compensation charge with respect to the use of such promissory note to pay the price due unless otherwise determined by the Board);

(iv) payment through a cashless exercise procedure pursuant to which the Company delivers a net amount or number of Shares to the Participant; or

(v) a combination of any of the foregoing.

Unless otherwise permitted by the Board, all payments under the methods listed above shall be paid in United States dollars.

8.3 Withholding.

(a) Requirements. Before the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall be entitled to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any federal, state and local taxes required to be paid or withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Board, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy any tax withholding obligations, in whole or in part, by (i) electing to have the Company withhold otherwise deliverable Shares, or (ii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld.

SECTION 9. EXERCISE OF AN AWARD

9.1 Procedure for Exercise; Rights as a Shareholder.

(a) General Requirements. Any Award granted under the Plan shall be exercisable at such times and under such conditions as determined by the Board under the terms of the Plan and specified in the Award Agreement. An Award may not be exercised for a fraction of a Share. In lieu of the issuance of a fraction of a Share, the Shares issuable pursuant to an exercise shall be rounded to the next lower whole Share. Exercise of an Award in any manner and delivery of the Shares subject to such Award shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and the Award, by the number of Shares as to which the Award is exercised. An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award Agreement by the person entitled to exercise the Award and full payment of the Shares with respect to which the Award is exercised.

(b) Options. Notwithstanding the foregoing, any Option granted under the Plan to an Employee, other than an Officer or Director, shall become exercisable (vest) at the rate of at least twenty percent (20%) per year over five (5) years from the Grant Date, subject to reasonable conditions such as Continuous Service. In the case of any Options granted to Officers, Directors, or Consultants of the Company, the Award Agreement may provide that the Option may become exercisable, subject to reasonable conditions such as Continuous Service, at any time or during any period established by the Board. If so provided in the Award Agreement, an Option may be exercisable subject to the application of Reverse Vesting with respect to the Shares.

(c) No Rights as Stockholder. Except as otherwise specifically set forth herein, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company, including voting and dividend rights, with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the books of the Company or of a duly authorized transfer agent of the Company, and delivered to the Participant (or beneficiary). No adjustment will be made for a dividend or other right for which the record date is prior to the date the share certificate is issued, except as otherwise provided herein.

9.2 Exercise Following Termination of Continuous Service.

(a) General Requirements. In the event of termination of a Participant’s Continuous Service for any reason other than Disability or death, such Participant may, but only during the Post-Termination Exercise Period (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Participant’s Award that was vested at the date of such termination or such other portion of the Participant’s Award as may be determined by the Board. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise an Award following a termination of Continuous Service. Such provisions need not be uniform among all Awards issued under the Plan, and may reflect distinctions based on the reasons for termination. To the extent that the Participant’s Award was unvested at the date of termination, or if the Participant does not exercise the vested portion of the Participant’s Award within the Post-Termination Exercise Period, the Award shall terminate.

(b) Termination for Cause. Unless otherwise determined by the Board, each Award Agreement shall provide that upon termination of a Participant’s Continuous Service for cause, the Participant’s right to exercise the Award shall terminate concurrently with the termination of the Participant’s Continuous Service.

(c) Termination Other Than For Cause, Disability or Death. Unless otherwise determined by the Board, each Award Agreement shall provide that upon termination of a Participant’s Continuous Service other than for cause, Disability or death, the Post-Termination Exercise Period shall not exceed six (6) months (three (3) months in the case of an Incentive Stock Option).

(d) Disability of Participant. In the event of termination of a Participant’s Continuous Service as a result of his or her Disability, such Participant may, but only during the applicable Post-Termination Exercise Period (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Participant’s Award that was vested at the date of such termination; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Nonqualified Stock Option on the day three (3) months and one (1) day following such termination. The Post-Termination Exercise Period in the event of termination of Continuous Service due to Disability shall be at least six (6) months from the date of such termination and, in the case of an Incentive Stock Option, no more than twelve (12) months. Unless otherwise determined by the Board, each Award Agreement shall provide that the Post-Termination Exercise Period in the event of termination of Continuous Service due to Disability shall be twelve (12) months from the date of such termination.

(e) Death of Participant. In the event of termination of a Participant’s Continuous Service as a result of his or her death, or in the event of the death of the Participant during the Post-Termination Exercise Period, the Participant’s estate or a person who acquired the right to exercise the Award by bequest or inheritance may exercise the portion of the Participant’s Award that was vested at the date of such termination, within such period from the date of death as may be determined by the Board (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). Unless the Board determines otherwise, each Award Agreement shall provide that such period after death during which an Award may be exercised shall be twelve (12) months.

SECTION 10. CONDITIONS UPON ISSUANCE OF SHARES

10.1 Compliance with Applicable Laws. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Award, the Company may require the person exercising the Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares or to make such other representations and warranties, in the opinion of counsel for the Company, as are required to comply with Applicable Laws. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

10.2 Restrictions on Shares. The Board may impose restrictions on any Shares acquired pursuant to the exercise of an Award including, but not limited to, restrictions on transfer related to applicable federal and state securities laws, rights of first refusal, and repurchase rights, and may cause restrictive legends to be placed on certificates representing such Shares.

SECTION 11. SPECIAL PROVISIONS RELATING TO CERTAIN TYPES OF AWARDS

11.1 Options. Subject to the terms of the Plan, the Board at any time and from time to time may grant Options, including both Incentive Stock Options and Nonqualified Stock Options, to Participants in such number as the Board shall determine. In addition to the other terms set forth in this Plan, the following additional terms shall apply to the grant of Options.

(a) Award Agreement. In addition to the other terms of an Option granted under the Plan, each Award Agreement with respect to a grant of an Option shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

(b) $100,000 Per Year Limit. Notwithstanding that an Option is designated as an Incentive Stock Option, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options that become exercisable for the first time held by a Participant during any calendar year exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Nonqualified Stock Options. For this purpose, the value of the Shares shall be the Fair Market Value as of the Grant Date. All Options designated as Incentive Stock Options that become exercisable in the same year shall be counted, even if they were granted at different times and under different plans. If the limit is exceeded, the most recently granted Options designated as Incentive Stock Options shall be disqualified first and be treated as Nonqualified Stock Options. An Option may be treated in part as an Incentive Stock Option and in part as a Nonqualified Stock Option.

11.2 Restricted Stock. Subject to the terms of the Plan, the Board at any time and from time to time may grant or sell Shares of Restricted Stock to Participants in such amounts as the Board shall determine. In addition to the other terms set forth in this Plan, the following additional terms shall apply to the grant or sale of Restricted Stock.

(a) Removal of Restrictions. All restrictions shall expire at such times as the Board shall specify and the Board may, in its discretion, accelerate the time at which any restrictions shall lapse or be removed. To the extent deemed appropriate by the Board, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until the end of the Period of Restriction. After the end of the Period of Restriction, the Participant shall be entitled to have any restrictive legends that were placed on the certificates representing such Shares removed.

(b) Forfeiture. Notwithstanding the provisions set forth in Section 9.2, unless the Board determines otherwise, each Award Agreement with respect to the grant of Restricted Stock shall provide for the forfeiture of any non-vested Shares underlying the Award in the event of the termination of the Participant’s Continuous Service during the Period of Restriction, other than due to death or Disability, or the failure of the Participant to attain Performance Goals, if any, during the Performance Period, as well as any other conditions determined by the Board at the time of grant. In the event of the termination of the Participant’s Continuous Service due to death or Disability, the Shares shall become fully vested unless otherwise determined by the Board. To the extent the Participant purchased the Shares granted under the Award and any such Shares remain non-vested at the time of forfeiture, the forfeiture shall cause an immediate sale of such non-vested Shares to the Company at the original Purchase Price paid to the Company by the Participant. On the date of forfeiture, the Restricted Stock shall revert to the Company, subject to the preceding purchase requirement, and again become available for grant under the Plan.

(c) Voting Rights. Participants granted Shares of Restricted Stock shall be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction unless otherwise determined by the Board and set forth in the Award Agreement.

(d) Dividends and Other Distributions. During the Period of Restriction, Participants granted Shares of Restricted Stock may receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions as the Shares of Restricted Stock with respect to which they were paid. If any such dividends or distributions are paid in cash, a Participant may be required to repay such dividends or distributions to the Company if the Shares of Restricted Stock with respect to which they were paid are ultimately forfeited.

11.3 Stock Appreciation Rights (SARs). Subject to the terms of the Plan, the Board at any time and from time to time may grant Stock Appreciation Rights, including both Stand-Alone SARs and Tandem SARs, to Participants in such number as the Board shall determine. In addition to the other terms set forth in this Plan, the following additional terms shall apply to the grant of SARs.

(a) Award Agreement. In addition to the other terms of a SAR granted under the Plan, each Award Agreement with respect to a grant of a SAR shall specify the method or formula to be used to determine the Fair Market Value of Shares from time to time, and the form of payment by the Company upon exercise of a SAR (cash, Shares or a combination thereof).

(b) Exercise of Tandem SARS. The Board may grant a Participant a Tandem SAR that allows the Participant to elect between the exercise of the underlying Option or the surrender of the Option (or a portion thereof) in exchange for a payment from the Company in an amount equal to the excess of (A) the Fair Market Value (on the Option surrender date) of the number of Shares in which the Participant is at the time vested under the surrendered Option (or surrendered portion thereof) over (B) the aggregate Exercise Price payable for such vested Shares. Such payment may be in cash, in Shares of equivalent value, or a combination thereof unless otherwise specified in the Award Agreement. Any Options granted in connection with a Tandem SAR shall be subject to the provisions of the Plan applicable to the grant of Options.

(c) Exercise of Stand-Alone SARs. The Board may grant a Participant a Stand-Alone SAR not tied to any underlying Option. The Stand-Alone SAR shall cover a specified number of Shares and shall be exercisable upon such terms and conditions as the Board shall establish. Upon exercise of the Stand-Alone SAR, the Participant shall be entitled to receive payment from the Company in an amount equal to the excess of (A) the aggregate Fair Market Value (on the exercise date) of the Shares underlying the exercised right over (B) the aggregate Base Value. Such payment may be in cash, in Shares of equivalent value, or a combination thereof unless otherwise specified in the Award Agreement.

11.4 Performance Stock/Units. Subject to the terms of the Plan, the Board at any time and from time to time may grant Performance Stock and Performance Units to Participants in such amount as the Board shall determine. In addition to the other terms set forth in this Plan, the following additional terms shall apply to the grant of Performance Stock and Performance Units.

(a) Award Agreement. In addition to the other terms of Performance Stock and Performance Units granted under the Plan, each Award Agreement with respect to a grant of Performance Stock or Performance Units shall specify the Performance Goals, the Performance Period, and the value of the Shares or unit.

(b) Value of Performance Stock/Units. Each Performance Unit shall have an initial value that is established by the Board at the time of grant. Each Share of Performance Stock shall have an initial value equal to the Fair Market Value of a Share on the Grant Date. The Board shall set Performance Goals in its discretion that, depending on the extent to which they are met, will determine the number and/or value of Performance Stock/Units that will be paid out to the Participant.

(c) Earning of Performance Stock/Units. Subject to the terms of the Plan, after the end of the applicable Performance Period, the Participant shall be entitled to receive payout on the number and value of Performance Stock/Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved. Notwithstanding satisfaction of any Performance Goals, the number of Shares or the amount to be paid pursuant to an Award of Performance Stock/Units may be adjusted by the Board on the basis of such further consideration as the Board in its sole discretion shall determine.

(d) Form and Timing of Payment. Payment of earned Performance Stock/Units shall be made in a single lump sum or such other form designated by the Board following the close of the applicable Performance Period. Subject to the terms of the Plan, the Board may, in its discretion, pay earned Performance Stock/Units in the form of cash or in Shares with an aggregate Fair Market Value equal to the value of the earned Performance Stock/Units at the close of the applicable Performance Period, or a combination thereof. Such Shares may be granted subject to any restrictions deemed appropriate by the Board.

(e) Dividends and Voting Rights. At the discretion of the Board, Participants may be entitled to receive any dividends declared with respect to Shares that have been earned in connection with grants of Performance Stock but not yet distributed. Such dividends may be subject to the same restrictions as set forth in Section 11.2(d). In addition, Participants may, at the discretion of the Board, be entitled to exercise voting rights with respect to such earned Shares.

(f) Forfeiture. Unless the Board determines otherwise, the Award Agreement shall provide for the forfeiture of all Performance Stock/Units in the event of the termination of the Participant’s Continuous Service during the Performance Period.

SECTION 12. OTHER STOCK OR CASH AWARDS

In addition to the Awards described elsewhere herein, the Board may grant other incentives payable in cash or in Shares under the Plan as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems appropriate.

SECTION 13. ADJUSTMENTS TO SHARES SUBJECT TO THE PLAN

13.1 Adjustments Upon Changes in Capitalization. Subject to any required action by stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan pursuant to Section 5.2, the Exercise Price, Purchase Price or Base Value of each outstanding Award, as well as any other terms that the Board determines require adjustment, shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Shares, or similar transaction affecting the Shares; (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; or (iii) as the Board may determine in its discretion, any other transaction with respect to Shares including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board and its determination shall be final, binding and conclusive. Except as the Board determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award. Notwithstanding the foregoing, the number of Shares subject to any Award shall always be a whole number.

13.2 Dissolution or Liquidation. In the event of a proposed dissolution or liquidation of the Company, each outstanding Award will terminate immediately before the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in its discretion, declare that an Award shall terminate as of a date fixed by the Board and give each Participant the right to exercise his or her Award as to all or any part of the Shares subject to an Award, including Shares as to which the Award would not otherwise be exercisable.

13.3 Substitution and Assumption of Benefits. Without affecting the number of Shares reserved, subject to or available under the Plan, the Board may authorize the issuance of Awards under the Plan in settlement, assumption or substitution for outstanding awards or obligations to grant future awards in connection with the Company acquiring another entity or an interest in another entity whether by merger, stock purchase, asset purchase or other form of transaction, upon such terms and conditions as the Board may deem appropriate. The Exercise Price and Purchase Price of Awards granted hereunder may be less than as required pursuant to Section 8.1 and shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award. Specifically, substitute Incentive Stock Options may be granted with an Exercise Price less than that otherwise required by Section 8.1 to the extent necessary to maintain the qualification of such Option as an Incentive Stock Option in accordance with applicable provisions under the Code.

In the event of any merger, consolidation or reorganization of the Company with or into another corporation (other than a Change in Control) that results in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof, there shall be substituted, on an equitable basis as determined by the Board in its discretion, for each Share then subject to an Award granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which holders of the Company’s common stock will be entitled pursuant to the transaction.

13.4 Change in Control.

(a) Options and SARs.

(i) In the event of a Change in Control, each outstanding Option and SAR may be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of such successor corporation.

(ii) In the event that the successor corporation does not assume or substitute for the Option or SAR, then the Options or SAR held by a Participant shall become fully exercisable. If an Option or SAR becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change in Control, the Company shall notify the Participant in writing or electronically that the Option or SAR shall be fully vested and exercisable (subject to the consummation of the Change in Control) for a period of fifteen (15) days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period.

(iii) For the purpose of this Section 13.4(a), the Option or SAR shall be considered assumed if, following the Change in Control, the option or right confers the right to purchase or receive, for each Share subject to the Option or SAR immediately before the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share subject to the Option or SAR, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Shares in the Change in Control, as determined on the date of the Change in Control.

(iv) With respect to Options and SARs that are assumed or substituted for, if within eighteen (18) months following the Change in Control the Participant is involuntarily terminated by the successor corporation or one of its affiliates for a reason other than cause, then the Options and SARs held by such Participant shall become fully exercisable unless otherwise specified in the Award Agreement or the Participant’s employment agreement, if any.

(b) Restricted Stock.

(i) In the event of a Change in Control, any Company repurchase or reacquisition right with respect to outstanding Shares of Restricted Stock held by a Participant may be assigned to the successor corporation. In the event that such rights are not assigned to the successor corporation, such Company repurchase or reacquisition rights will lapse and the Participant will become fully vested in such Shares of Restricted Stock immediately before the Change in Control.

(ii) If the Company repurchase or reacquisition right with respect to a Share of Restricted Stock is assigned to the successor corporation and, within eighteen (18) months following the Change in Control, the Participant is involuntarily terminated by the successor corporation or one of its affiliates for a reason other than cause, then such Participant’s Shares of Restricted Stock (or the property for which the Restricted Stock was converted upon the Change in Control) will immediately have any Company repurchase or reacquisition right lapse and the Participant will become fully vested in such Shares of Restricted Stock (or the property for which the Restricted Stock was converted upon the Change in Control), unless otherwise specified in the Award Agreement or the Participant’s employment agreement, if any.

(c) Performance Stock and Performance Units. In the event of a Change in Control, the Board, in its discretion, may provide for any one or more of the following with respect to the Performance Stock/Units: (i) any outstanding Performance Stock/Units shall be assumed by the successor corporation or a parent or subsidiary of the successor corporation; (ii) any outstanding Performance Stock/Units shall be terminated immediately before the Change in Control; or (iii) with respect to a Change in Control that occurs before the termination of a Participant’s Continuous Service, one hundred percent (100%) of any outstanding Performance Stock/Units shall be deemed to be earned and shall be immediately payable to the Participant. In the event any outstanding Performance Stock/Units are assumed, the successor corporation shall have the ability to reasonably and equitably adjust the Performance Goals.

SECTION 14. TERM, AMENDMENT, WAIVER AND TERMINATION

14.1 Term. Subject to Section 15.3, the Plan shall become effective as of the Effective Date and shall remain in effect until (i) all Shares subject to the Plan have been purchased or acquired according to the terms of the Plan; (ii) the Plan is terminated by the Board; or (iii) January 5, 2017, whichever is earlier. Notwithstanding the foregoing, the terms and conditions applicable to an Award granted before the termination of the Plan may thereafter be amended or modified by mutual agreement between the Company and the Participant, or such other person as may then have an interest therein.

14.2 Amendment and Termination. The Board, in its sole discretion, may amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

14.3 Effect of Amendment or Termination. Any amendment, suspension or termination of the Plan shall not alter or impair any rights or obligations under any Award granted before any such amendment, suspension or termination and any such Award shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise in writing by the Participant and the Company and approved by the Board. No Awards may be granted during any period of suspension or after termination of the Plan.

14.4 Waiver. Certain limitations and requirements set forth in this Plan are included for the purpose of complying with certain exemptions under applicable federal and state securities laws, including Rule 701 under the Securities Act and Section 25102(o) of the California Corporate Securities Law of 1968, as amended. The Board may, in its discretion, modify or waive any one or more of such limitations or requirements if the Board, upon advice of counsel, determines that such limitations or requirements are no longer applicable or are otherwise not necessary for compliance with Applicable Laws with respect to an Award granted hereunder.

SECTION 15. MISCELLANEOUS

15.1 Governing Law. The Plan, the Award Agreements and all other agreements entered into under the Plan, and all actions taken in connection with the Plan or such agreements, shall be governed by and construed in accordance with the substantive laws, but not the choice of law rules, of the State of Delaware.

15.2 Severability. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

15.3 Stockholder Approval. The Plan was adopted by the Board on the Effective Date, subject to stockholder approval. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. Any Award granted or exercised before the necessary stockholder approval is obtained shall be rescinded if stockholder approval is not obtained within the time prescribed, and Shares issued upon the grant or exercise of any such Award shall not be counted in determining whether stockholder approval is obtained.

15.4 No Employment/Service Rights. No action of the Company in establishing the Plan, no action taken under the Plan by the Board and no provision of the Plan itself or of any Award Agreement shall be construed to confer upon any person any right with respect to such person’s continuous employment or service to the Company, nor shall it interfere in any way with such person’s right or the right of the Company to terminate such person’s employment or service at any time, with or without cause, and with or without notice.

15.5 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

15.6 Information Provided to Participants.

(a) Financial Statements. The Company shall provide to each Participant, during the period for which such Participant has one or more Awards outstanding, copies of the Company’s financial statements (balance sheet and income statement) at least annually. Such statements need not be audited and need not be provided to Participants whose duties with the Company assure them access to equivalent information.

(b) Copy of Plan. The Company shall provide each Participant with a copy of the Plan.

(c) Additional Disclosures. The Company may be required to provide additional information to Participants if the aggregate sales price or amount of securities sold under the Plan during any consecutive 12 month period exceeds $5 million and the Company intends to rely on the exemption from registration available under Rule 701 of the Securities Act, or to the extent otherwise required under Applicable Laws.

15.7 Nonexclusivity of this Plan. This Plan shall not limit the power of the Company to adopt other incentive arrangements, including, for example, the grant or issuance of any equity-based rights under other plans or independently of any plan.

15.8 Prior Plans. All options or other rights outstanding under any prior plan of the Company shall continue to be governed solely by the terms of the documents evidencing such options or other rights, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options or other rights.

15.9 Electronic Communications. Any Award Agreement, notice of exercise, or other document required or permitted by this Plan may be delivered in writing or, to the extent determined by the Board, electronically. Signatures may also be electronic if permitted by the Board.

SECTION 16. EXECUTION

To record the adoption of the Plan by the Board, the Company has caused its authorized Officer to execute the same.

FINANCIAL MEDIA GROUP, INC.

By:	/s/ Albert Aimers
Albert Aimers
Chief Executive Officer

Appendix B

FINANCIAL MEDIA GROUP, INC.
2007 NON-QUALIFIED STOCK OPTION PLAN
ADOPTED JANUARY 5, 2007

1. PURPOSE OF THE PLAN. The Financial Media Group, Inc., 2007 Non-Qualified Stock Option Plan (the "Plan") is intended to advance the interests of Financial Media Group, Inc. (the "Company") by inducing individuals, and eligible entities (as hereinafter provided) of outstanding ability and potential to join, remain with, or provide consulting or advisory services to, the Company, by encouraging and enabling eligible employees, non-employee Directors, consultants and advisors to acquire proprietary interests in the Company, and by providing the participating employees, non-employee Directors, consultants and advisors with an additional incentive to promote the success of the Company. This is accomplished by providing for the granting of Non-Qualified Stock Options (the "Options") to employees, non-employee Directors, consultants and advisors.

2. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors") or by a committee (the "Committee") chosen by the Board of Directors. Except as herein specifically provided, the interpretation and construction by the Board of Directors or the Committee of any provision of the Plan or of any Option granted under it shall be final and conclusive. The receipt of Options by Directors, or any members of the Committee, shall not preclude their vote on any matters in connection with the administration or interpretation of the Plan.

3. SHARES SUBJECT TO THE PLAN. The stock subject to Options granted under the Plan shall be shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), whether authorized but unissued or held in the Company's treasury. The maximum number of shares of Common Stock which may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate three million (3,000,000) shares, subject to adjustment in accordance with the provisions of Section 11 hereof. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of all outstanding Options granted under the Plan. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the un-purchased shares subject thereto shall again be available for Options under the Plan.

4. PARTICIPATION. The class of individual or entity that shall be eligible to receive Options under the Plan shall be all employees (including officers) and non-employee Directors of, or consultants and advisors to, either the Company or any subsidiary corporation of the Company; provided, however, that Options shall not be granted to any such consultants and advisors unless (i) bona fide services have been or are to be rendered by such consultant or advisor and (ii) such services are not in connection with the offer or sale of securities in a capital raising transaction. The Board of Directors or the Committee, in its sole discretion, but subject to the provisions of the Plan, shall determine the employees and non-employee Directors of, and the consultants and advisors to, the Company and its subsidiary corporations to whom Options shall be granted, and the number of shares to be covered by each Option, taking into account the nature of the employment or services rendered by the individuals or entities being considered, their annual compensation, their present and potential contributions to the success of the Company, and such other factors as the Board of Directors or the Committee may deem relevant.

5. STOCK OPTION AGREEMENT. Each Option granted under the Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by a Stock Option Agreement which shall be executed by the Company and by the individual or entity to whom such Option is granted. The Stock Option Agreement shall specify the number of shares of Common Stock as to which any Option is granted, the period during which the Option is exercisable, the option price per share thereof, and such other terms and provisions not inconsistent with this Plan.

6. GRANT OF NON-QUALIFIED STOCK OPTIONS. The Options granted under the Plan are not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Options shall be subject to the following terms and conditions:

(1)	An Option may be granted to any individual or entity eligible to receive an Option under the Plan pursuant to Section 4 hereof.

(2)	The option price of the shares of Common Stock subject to an Option shall be determined by the Board of Directors or the Committee, in its sole discretion, at the time of the grant of the Option.

(3)	An Option granted under the Plan may be of such duration as shall be determined by the Board of Directors or the Committee (subject to earlier termination as expressly provided in Section 9 hereof).

7. RIGHTS OF OPTION HOLDERS. The holder of any Option granted under the Plan shall have none of the rights of a stockholder with respect to the stock covered by his Option until such stock shall be transferred to him upon the exercise of his Option.

8. TRANSFERABILITY. No Option granted under the Plan shall be transferable by the individual or entity to which it was granted otherwise than by will or the laws of descent and distribution, and, during the lifetime of such individual, shall not be exercisable by any other person, but only by him.

9. TERMINATION OF EMPLOYMENT OR DEATH.

(1)
Subject to the terms of the Stock Option Agreement, if the employment of an employee by, or the services of a non-employee Director for, or consultant or advisor to, the Company or a subsidiary corporation of the Company shall be terminated for cause or voluntarily by the employee, non-employee Director, consultant or advisor, then his or its Option shall expire forthwith. Subject to the terms of the Stock Option Agreement, and except as provided in subsections (2) and (3) of this Section 9, if such employment or services shall terminate for any other reason, then such Option may be exercised at any time within three (3) months after such termination, subject to the provisions of subsection (4) of this Section 9. For purposes of the Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be termination of such individual's employment other than voluntarily or for cause. For purposes of this subsection (1), an employee, non-employee Director, consultant or advisor who leaves the employ or services of the Company to become an employee or non-employee Director of, or a consultant or advisor to, a subsidiary corporation of the Company or a corporation (or subsidiary or parent corporation of the corporation) which has assumed the Option of the Company as a result of a corporate reorganization or the like shall not be considered to have terminated his employment or services.

(2)
Subject to the terms of the Stock Option Agreement, if the holder of an Option under the Plan dies (i) while employed by, or while serving as a non-employee Director for or a consultant or advisor to, the Company or a subsidiary corporation of the Company, or (ii) within three (3) months after the termination of his employment or services other than voluntarily by the employee or non-employee Director, consultant or advisor, or for cause, then such Option may, subject to the provisions of subsection (4) of this Section 9, be exercised by the estate of the employee or non-employee Director, consultant or advisor, or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such employee or non-employee Director, consultant or advisor at any time within one (1) year after such death.

(3)
Subject to the terms of the Stock Option Agreement, if the holder of an Option under the Plan ceases employment or services because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) while employed by, or while serving as a non-employee Director for or consultant or advisor to, the Company or a subsidiary corporation of the Company, then such Option may, subject to the provisions of subsection (4) of this Section 9, be exercised at any time within one (1) year after his termination of employment, termination of Directorship or termination of consulting or advisory services, as the case may be, due to the disability.

(4)
An Option may not be exercised pursuant to this Section 9 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, termination of Directorship, termination of consulting or advisory services, or death, and in any event may not be exercised after the expiration of the Option.

(5)
For purposes of this Section 9, the employment relationship of an employee of the Company or of a subsidiary corporation of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety (90) days, or, if longer, so long as his right to reemployment is guaranteed either by statute or by contract.

10. EXERCISE OF OPTIONS.

(1)
Unless otherwise provided in the Stock Option Agreement, any Option granted under the Plan shall be exercisable in whole at any time, or in part from time to time, prior to expiration. The Board of Directors or the Committee, in its absolute discretion, may provide in any Stock Option Agreement that the exercise of any Options granted under the Plan shall be subject (i) to such condition or conditions as it may impose, including, but not limited to, a condition that the holder thereof remain in the employ or service of, or continue to provide consulting or advisory services to, the Company or a subsidiary corporation of the Company for such period or periods from the date of grant of the Option as the Board of Directors or the Committee, in its absolute discretion, shall determine; and (ii) to such limitations as it may impose.

(2)
An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the Option is being exercised. The notice shall be given pursuant to the Notice of Exercise form attached to the Stock Option Agreement. Such notice shall be accompanied by payment of the full option price of such shares, and payment of such option price shall be made by the holder's delivery of (i) his check payable to the order of the Company, (ii) previously acquired Common Stock, the fair market value of which shall be determined as of the date of exercise, if this method of payment is otherwise permitted by the Stock Option Agreement, (iii) by "cash-less" exercise, if cash-less exercise is otherwise permitted by the Stock Option Agreement, (iv) a notice to convert debt, if the Company is indebted to the holder, or (v) by the holder's delivery of any combination of the foregoing (i), (ii), (iii) and (iv) to the extend permitted by the Stock Option Agreement.

11. ADJUSTMENT UPON CHANGE IN CAPITALIZATION.

(1)
In the event that the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, reverse split, stock dividend or the like, an appropriate adjustment shall be made by the Board of Directors or the Committee in the aggregate number of shares available under the Plan, and in the number of shares and option price per share subject to outstanding Options. If the Company shall be reorganized, consolidated, or merged with another corporation, the holder of an Option shall be entitled to receive upon the exercise of his Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option.

(2)
Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

12. FURTHER CONDITIONS OF EXERCISE.

(1)
Unless prior to the exercise of the Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Act, the notice of exercise shall be accompanied by a representation or agreement of the person or estate exercising the Option to the Company to the effect that such shares are being acquired for investment purposes and not with a view to the distribution thereof, and such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with such Act.

(2)
The Company shall not be obligated to deliver any Common Stock until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable.

13. EFFECTIVENESS OF THE PLAN. The Plan shall become operative and in effect on such date as shall be fixed by the Board of Directors of the Company in its sole discretion.

14. TERMINATION, MODIFICATION AND AMENDMENT.

(1)
The Plan (but not the Options) shall terminate on a date within ten (10) years from the date of its adoption by the Board of Directors of the Company, or sooner as hereinafter provided, and no Option shall be granted after termination of the Plan.

(2)
The Board of Directors may at any time, on or before the termination date referred to in Section 14(1) hereof, terminate the Plan, or from time to time make such modifications or amendments to the Plan as it may deem advisable; provided, however, that the Board of Directors shall not increase (except as otherwise provided by Section 11 hereof) the maximum number of Options which may be granted hereunder.

(3)
No termination, modification, or amendment of the Plan may, without the consent of the individual or entity to which any Option shall have been granted, adversely affect the rights conferred by such Option.

15. NOT A CONTRACT OF EMPLOYMENT. Nothing contained in the Plan or in any Stock Option Agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Option is or may be granted hereunder any right to remain in the employ or service of the Company or a subsidiary corporation of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

16. USE OF PROCEEDS. The proceeds from the sale of shares pursuant to Options granted under the Plan shall constitute general funds of the Company.

17. INDEMNIFICATION OF BOARD OF DIRECTORS OR COMMITTEE. In addition to such other rights of indemnification as they may have, the members of the Board of Directors or the Committee, as the case may be, shall be indemnified by the Company to the extent permitted under applicable law against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit, or proceeding, the member or members of the Board of Directors or the Committee, as the case may be, shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such member or members undertake to defend the same on his or their own behalf.

18. GOVERNING LAW. The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of California.

Appendix C

FINANCIAL MEDIA GROUP, INC.
2008 NON-QUALIFIED STOCK OPTION PLAN
ADOPTED JULY 2, 2008

1. PURPOSE OF THE PLAN. The Financial Media Group, Inc. 2008 Non-Qualified Stock Option Plan (the "Plan") is intended to advance the interests of Financial Media Group, Inc. (the "Company") by inducing individuals and eligible entities (as hereinafter provided) of outstanding ability and potential to join, remain with, or provide consulting or advisory services to, the Company, by encouraging and enabling eligible employees, non-employee Directors, consultants and advisors to acquire proprietary interests in the Company, and by providing the participating employees, non-employee Directors, consultants and advisors with an additional incentive to promote the success of the Company. This is accomplished by providing for the granting of Non-Qualified Stock Options (the "Options") to employees, non-employee Directors, consultants and advisors.

2. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors") or by a committee (the "Committee") chosen by the Board of Directors. Except as herein specifically provided, the interpretation and construction by the Board of Directors or the Committee of any provision of the Plan or of any Option granted under it shall be final and conclusive. The receipt of Options by Directors, or any members of the Committee, shall not preclude their vote on any matters in connection with the administration or interpretation of the Plan.

3. SHARES SUBJECT TO THE PLAN. The stock subject to Options granted under the Plan shall be shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), whether authorized but unissued or held in the Company's treasury. The maximum number of shares of Common Stock which may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate two million (2,000,000) shares, subject to adjustment in accordance with the provisions of Section 11 hereof. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of all outstanding Options granted under the Plan. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the un-purchased shares subject thereto shall again be available for Options under the Plan.

4. PARTICIPATION. The class of individual or entity that shall be eligible to receive Options under the Plan shall be all employees (including officers) and non-employee Directors of, or consultants and advisors to, either the Company or any subsidiary corporation of the Company; provided, however, that Options shall not be granted to any such consultants and advisors unless (i) bona fide services have been or are to be rendered by such consultant or advisor and (ii) such services are not in connection with the offer or sale of securities in a capital raising transaction. The Board of Directors or the Committee, in its sole discretion, but subject to the provisions of the Plan, shall determine the employees and non-employee Directors of, and the consultants and advisors to, the Company and its subsidiary corporations to whom Options shall be granted, and the number of shares to be covered by each Option, taking into account the nature of the employment or services rendered by the individuals or entities being considered, their annual compensation, their present and potential contributions to the success of the Company, and such other factors as the Board of Directors or the Committee may deem relevant.

5. STOCK OPTION AGREEMENT. Each Option granted under the Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by a Stock Option Agreement which shall be executed by the Company and by the individual or entity to whom such Option is granted. The Stock Option Agreement shall specify the number of shares of Common Stock as to which any Option is granted, the period during which the Option is exercisable, the option price per share thereof, and such other terms and provisions not inconsistent with this Plan.

6. GRANT OF NON-QUALIFIED STOCK OPTIONS. The Options granted under the Plan are not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Options shall be subject to the following terms and conditions:

(1)	An Option may be granted to any individual or entity eligible to receive an Option under the Plan pursuant to Section 4 hereof.

(2)	The option price of the shares of Common Stock subject to an Option shall be determined by the Board of Directors or the Committee, in its sole discretion, at the time of the grant of the Option.

(3)	An Option granted under the Plan may be of such duration as shall be determined by the Board of Directors or the Committee (subject to earlier termination as expressly provided in Section 9 hereof).

7. RIGHTS OF OPTION HOLDERS. The holder of any Option granted under the Plan shall have none of the rights of a stockholder with respect to the stock covered by his Option until such stock shall be transferred to him upon the exercise of his Option.

8. TRANSFERABILITY. No Option granted under the Plan shall be transferable by the individual or entity to which it was granted otherwise than by will or the laws of descent and distribution, and, during the lifetime of such individual, shall not be exercisable by any other person, but only by him.

9. TERMINATION OF EMPLOYMENT OR DEATH.

(1)
Subject to the terms of the Stock Option Agreement, if the employment of an employee by, or the services of a non-employee Director for, or consultant or advisor to, the Company or a subsidiary corporation of the Company shall be terminated for cause or voluntarily by the employee, non-employee Director, consultant or advisor, then his or its Option shall expire forthwith. Subject to the terms of the Stock Option Agreement, and except as provided in subsections (2) and (3) of this Section 9, if such employment or services shall terminate for any other reason, then such Option may be exercised at any time within three (3) months after such termination, subject to the provisions of subsection (4) of this Section 9. For purposes of the Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be termination of such individual's employment other than voluntarily or for cause. For purposes of this subsection (1), an employee, non-employee Director, consultant or advisor who leaves the employ or services of the Company to become an employee or non-employee Director of, or a consultant or advisor to, a subsidiary corporation of the Company or a corporation (or subsidiary or parent corporation of the corporation) which has assumed the Option of the Company as a result of a corporate reorganization or the like shall not be considered to have terminated his employment or services.

(2)
Subject to the terms of the Stock Option Agreement, if the holder of an Option under the Plan dies (i) while employed by, or while serving as a non-employee Director for or a consultant or advisor to, the Company or a subsidiary corporation of the Company, or (ii) within three (3) months after the termination of his employment or services other than voluntarily by the employee or non-employee Director, consultant or advisor, or for cause, then such Option may, subject to the provisions of subsection (4) of this Section 9, be exercised by the estate of the employee or non-employee Director, consultant or advisor, or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such employee or non-employee Director, consultant or advisor at any time within one (1) year after such death.

(3)
Subject to the terms of the Stock Option Agreement, if the holder of an Option under the Plan ceases employment or services because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) while employed by, or while serving as a non-employee Director for or consultant or advisor to, the Company or a subsidiary corporation of the Company, then such Option may, subject to the provisions of subsection (4) of this Section 9, be exercised at any time within one (1) year after his termination of employment, termination of Directorship or termination of consulting or advisory services, as the case may be, due to the disability.

(4)
An Option may not be exercised pursuant to this Section 9 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, termination of Directorship, termination of consulting or advisory services, or death, and in any event may not be exercised after the expiration of the Option.

(5)
For purposes of this Section 9, the employment relationship of an employee of the Company or of a subsidiary corporation of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety (90) days, or, if longer, so long as his right to reemployment is guaranteed either by statute or by contract.

10. EXERCISE OF OPTIONS.

(1)
Unless otherwise provided in the Stock Option Agreement, any Option granted under the Plan shall be exercisable in whole at any time, or in part from time to time, prior to expiration. The Board of Directors or the Committee, in its absolute discretion, may provide in any Stock Option Agreement that the exercise of any Options granted under the Plan shall be subject (i) to such condition or conditions as it may impose, including, but not limited to, a condition that the holder thereof remain in the employ or service of, or continue to provide consulting or advisory services to, the Company or a subsidiary corporation of the Company for such period or periods from the date of grant of the Option as the Board of Directors or the Committee, in its absolute discretion, shall determine; and (ii) to such limitations as it may impose.

(2)
An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the Option is being exercised. The notice shall be given pursuant to the Notice of Exercise form attached to the Stock Option Agreement. Such notice shall be accompanied by payment of the full option price of such shares, and payment of such option price shall be made by the holder's delivery of (i) his check payable to the order of the Company, (ii) previously acquired Common Stock, the fair market value of which shall be determined as of the date of exercise, if this method of payment is otherwise permitted by the Stock Option Agreement, (iii) a notice of his election to exercise the Option via "cash-less" exercise, if cash-less exercise is otherwise permitted by the Stock Option Agreement, (iv) a notice to convert debt, if the Company is indebted to the holder, or (v) any combination of the foregoing (i), (ii), (iii) and (iv) to the extent permitted by the Stock Option Agreement.

11. ADJUSTMENT UPON CHANGE IN CAPITALIZATION.

(1)
In the event that the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, reverse split, stock dividend or the like, an appropriate adjustment shall be made by the Board of Directors or the Committee in the aggregate number of shares available under the Plan and in the number of shares and option price per share subject to outstanding Options. If the Company shall be reorganized, consolidated, or merged with another corporation, the holder of an Option shall be entitled to receive upon the exercise of his Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option.

(2)
Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

12. FURTHER CONDITIONS OF EXERCISE.

(1)
Unless prior to the exercise of the Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Act, the notice of exercise shall be accompanied by a representation or agreement of the person or estate exercising the Option to the Company to the effect that such shares are being acquired for investment purposes and not with a view to the distribution thereof, and such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with such Act.

(2)
The Company shall not be obligated to deliver any Common Stock until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable.

13. EFFECTIVENESS OF THE PLAN. The Plan shall become operative and in effect on such date as shall be fixed by the Board of Directors of the Company in its sole discretion.

14. TERMINATION, MODIFICATION AND AMENDMENT.

(1)
The Plan (but not the Options) shall terminate on a date within ten (10) years from the date of its adoption by the Board of Directors of the Company, or sooner as hereinafter provided, and no Option shall be granted after termination of the Plan.

(2)
The Board of Directors may at any time, on or before the termination date referred to in Section 14(1) hereof, terminate the Plan, or from time to time make such modifications or amendments to the Plan as it may deem advisable.

(3)
No termination, modification, or amendment of the Plan may, without the consent of the individual or entity to which any Option shall have been granted, adversely affect the rights conferred by such Option.

15. NOT A CONTRACT OF EMPLOYMENT. Nothing contained in the Plan or in any Stock Option Agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Option is or may be granted hereunder any right to remain in the employ or service of the Company or a subsidiary corporation of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

16. USE OF PROCEEDS. The proceeds from the sale of shares pursuant to Options granted under the Plan shall constitute general funds of the Company.

17. INDEMNIFICATION OF BOARD OF DIRECTORS OR COMMITTEE. In addition to such other rights of indemnification as they may have, the members of the Board of Directors or the Committee, as the case may be, shall be indemnified by the Company to the extent permitted under applicable law against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit, or proceeding, the member or members of the Board of Directors or the Committee, as the case may be, shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such member or members undertake to defend the same on his or their own behalf.

18. GOVERNING LAW. The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of California.